UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23686

MULTI-SELECT SECURITIES FUND FOR PUERTO RICO RESIDENTS

(Exact name of Registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copies to:

Jesse C. Kean Carla G. Teodoro Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Owen Meacham UBS Business Solutions US LLC One North Wacker Drive Chicago, IL 60606

Registrant’s telephone number, including area code: (787) 250-3600

Date of fiscal year end:  March 31

Date of reporting period:  April 1, 2023 - September 30, 2023

Item 1. Report to Unitholders.

(a)        The following is a copy of the report transmitted to unitholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

Multi-Select Securities Fund For Puerto Rico Residents, Inc.

2023 SEMI-ANNUAL REPORT

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LETTER TO UNITHOLDERS

November 2, 2023

Dear Unitholder:

Multi-Select Securities Fund for Puerto Rico Residents (the “Fund”) is pleased to present this Letter to Unitholders for the period from April 1, 2023, to September 30, 2023.

The Federal Reserve Board (the “Fed”) continued to tighten monetary policy during the Fund’s semi-annual period, albeit at a slower pace, as consumer price inflation decreased from the higher levels of 2022. The Fed increased the federal funds rate by 0.25% at the May and July meetings but left rates unchanged at the June and September meetings. The federal funds rate was 5.25%-5.50% at period-end. The unemployment rate remained low during the period and inflation, although lower, remains above the Fed’s target range. The yield curve remains inverted.

The Fed’s economic projections released after the September meeting and comments by Chairman Powell after the meeting signaled that the Federal Open Markets Committee foresees interest rates remaining higher for a longer period of time. The markets were disappointed by the news, evidenced by the yield on the ten-year note increasing in the days after the meeting.

The major U.S. equity indexes, including the Dow Jones, S&P 500, and NASDAQ, traded at year to date highs in late July and early August. They have since traded down as the markets reassess forward interest rate forecasts and the Fed’s current stance and their impact on earnings. Since the beginning of the year, growth stocks, mega caps in particular, have outperformed value stocks and mid-caps and small caps have underperformed.

Geopolitical risks remain highly elevated. The Russia-Ukraine war remains at a standstill. Hamas’ brutal surprise attack from Gaza across the border in Israel and Israel’s forceful response threaten further destabilization in the Middle East. The toll on innocent civilians, already high, is expected to increase as the conflict evolves. Volatility will likely remain high.

The combination of persistent higher inflation, an inverted yield curve and elevated geopolitical risks continue to present a challenging environment for the management of the portfolios. Notwithstanding, the Investment Adviser and sub-advisers remain committed to seeking investment opportunities within the allowed parameters.

Sincerely,

Leslie Highley, Jr.

Managing Director

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of

Puerto Rico, as Investment Adviser

This letter is intended to assist shareholders in understanding how the Fund performed during the 6-month period ended September 30, 2023. The views and opinions in the letter were current as of November 2, 2023. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

September 30, 2023 (Unaudited)

Multi-Select Securities Fund for Puerto Rico Residents

Management Discussion of Fund Performance

I.        Registration Under the Investment Company Act of 1940

The Fund is a Trust established pursuant to the laws of the Commonwealth of Puerto Rico (the “Commonwealth” or “Puerto Rico”) and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 19, 2021. The U.S. Securities and Exchange Commission (the “SEC”) has yet to approve the registration of offerings of securities of the Fund under the Securities Act of 1933, as amended (the “1933 Act”), and as a result the Fund has suspended offerings of its securities. Units continue to be redeemed at NAV.

II. Market Commentary for the Period April 1, 2023, to September 30, 2023

This Management Discussion and Analysis focuses primarily market performance and the performance of the portfolios offered by the Fund for the period from April 1, 2023, to September 30, 2023. Under normal conditions, each portfolio intends to invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks or other equity securities of U.S. or foreign companies (“the Equity Portion”) and approximately 20% of its net assets, plus any borrowings for investment purposes in equity or taxable fixed income securities, including cash equivalents (such as bank deposits or other short term high quality alternatives), issued by Puerto Rico entities.

Equity Markets

U.S. equities, represented by the Standard and Poor’s 500 Index® (“S&P 500 Index®”) returned -3.27% for the six-month period ended September 30, 2023. (The indices described herein are defined in the Glossary at the end of this Management Discussion and Analysis). International developed market equities, as represented by the MSCI EAFE Index®, returned -4.05% for the six-month period ended September 30, 2023, underperforming the U.S. equity markets.

Interest rates are peaking in developed markets as inflation falls closer to central bank targets. Growth has remained above-trend over the past 12 months despite aggressive rate hikes by the Federal Open Market Committee (“FOMC”) and stress in the banking system. Households have used up a lot of the excess savings built up during the pandemic, and loan delinquencies are rising. New industrial policies related to computer chips and green energy have promoted economic activity, but the rapid pace of growth for much longer. Resilient growth has made it more difficult for the Fed to get inflation down toward its 2% target. However, supply chain issues have mostly been resolved, reducing inflationary pressure at the producer level, and this is now feeding through

September 30, 2023 (Unaudited)

to retail prices. Broad disinflation has taken hold, while shelter is the main factor keeping inflation high. Recent data has been in a range that could allow the Fed to end its rate hiking cycle.

US equity market performance has been strong this year driven by resilient economic data, the winding down of Fed rate hikes, better-than-expected corporate profits, and AI-driven enthusiasm for a handful of mega-cap tech stocks. Excess household savings and fiscal stimulus related to infrastructure and manufacturing have likely helped cushion the headwind from Fed rate hikes. This has kept demand for labor fairly resilient.

Additionally, progress continues to be made on inflation. Through July, the year-over-year change in headline inflation had fallen for twelve consecutive months, with core inflation following a similar trend. Wage pressures have been a bit more sticky, but they are also easing. And longer-term inflation expectations are at the lower-end of their recent range.

September 30, 2023 (Unaudited)

Each market is reviewed in more detail below:

Index	Investment Style	2Q23	3Q23

Domestic Equites

Dow Jones Industrial Average - Total Return	Blue Chips	3.97	(2.10)

Russell 3000 - Total Return		8.39	(3.25)

S&P 500 - Total Return	Large Cap Core	8.74	(3.27)

Rusell 1000 Growth - Total Return	Large Cap Growth	12.81	(3.13)

Rusell 1000 Value - Total Return	Large Cap Value	4.07	(3.16)

Rusell Midcap - Total Return	Mid Cap Core	4.76	(4.68)

Rusell 2000 - Total Return	Small Cap Core	5.21	(5.13)

International Equites

MSCI EAFE - Gross Return	Developed Markets	3.22	(4.05)

MSCI EMF - (Emerging Markets) - Gross Return	Emerging Markets	1.04	(2.79)

*	Indices are not managed and do not reflect fees and expenses that would reduce returns. Past performance does not guarantee future results.

III. Results of the Various Portfolios of the Multi-Select Securities Fund for Puerto Rico Residents

The Fund start operations in June 30s, 2004The Fund is currently comprised of six separate investment portfolios (each, a “Portfolio” and collectively, the “Portfolios”), and each Portfolio offers two classes of units: Class A and Class L. For each class of units, the underlying investments are identical, although each class’ expense structure is different. For each Portfolio, approximately 20% of the Portfolio (“the Puerto Rico Securities Portion”) is directly managed by the Fund’s adviser, UBS Asset Managers of Puerto Rico (the “Investment Adviser” or “UBS AMPR”), a division of UBS Trust Company of Puerto Rico. For each Portfolio, approximately 80% of the Portfolio, the Equity Portion, is invested in common stocks and other equity securities of U.S. or foreign companies and is managed by a selection of sub-advisers. For details of each Portfolio’s structure, please refer to the Fund’s prospectus.

The following table reflects total returns for the sixth month period ending September 30, 2023, and since inception. Returns show the combined results for each Portfolio, net of expenses, and include both the Puerto Rico Securities Portion and the Equity Portion on a monthly basis. Returns do not reflect the sales load or dividend paid applicable to Class A units.

September 30, 2023 (Unaudited)

	Returns (1)

Multi-Select Portfolio Share Class Benchmark	Equity Portion Manager	Qtr Ended 9/30/2023	1 Year Ended 9/30/2023	3 years Ended 9/30/2023	5 years Ended 9/30/2023	10 years Ended 9/30/2023

Large Cap Value I

Class A		1.78%	4.95%	9.09%	7.66%	7.59%

Class L	The London Co.	1.78%	5.03%	8.81%	7.33%	7.23%

Large Cap Value Benchmark (2)		-3.16%	14.44%	11.05%	6.23%	8.45%

Large Cap Core I

Class A		9.82%	14.31%	9.91%	8.19%	9.96%

Class L (a)	Atalanta Sosnoff	9.79%	14.38%	9.63%	7.85%	9.57%

Large Cap Core Benchmark (2)		-3.27%	21.62%	10.15%	9.92%	11.91%

Large Cap Growth I

Class A		12.20%	24.37%	8.86%	10.80%	11.92%

Class L	Winslow Capital	12.20%	24.41%	8.58%	10.45%	11.53%

Large Cap Growth Benchmark (2)		-3.13%	27.72%	7.97%	12.42%	14.48%

International I

Class A	Cambiar Investors	3.15%	14.66%	3.80%	-0.58%	-0.05%

International Benchmark (2)		-4.11%	25.65%	5.75%	3.24%	3.82%

Mid Cap Core I

Class A		8.32%	15.61%	11.90%	10.19%	10.90%

Class L (b)	The London Co.	8.29%	15.67%	11.62%	9.85%	10.50%

Mid Cap Core Benchmark (2)		-4.68%	13.45%	8.09%	6.38%	8.98%

Small Cap Core I

Class A	Cambiar Investors	1.03%	10.55%	10.94%	5.61%	7.73%

Small Cap Core Benchmark (2)		-5.13%	8.93%	7.16%	2.40%	6.65%

(1) The performance data for each of the Portfolios listed above represents past performance and is not an indicator of future performance. Returns may vary from audited financial statements due to the consideration of income reinvestment. Current results may be lower or higher than those shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. All returns are based on the Net Asset Value. Performance is net of fund fees and trading costs and excludes the effects of applicable sales loads. Performance data for Class L units since inception may vary from Class A units. The inception date for each class of each Portfolio is 6/30/2004 except for the following:

(a) Large Cap Core Portfolio I Class L Units: December 2004 and stopped trading in February 2007 and recommenced trading in September 2008.

(b) Mid Cap Core Portfolio Class L Units: Stopped trading in December 2007 and recommenced trading in September 2008.

(2) All benchmark indices were rebalanced on 12/31/07 due to strategy changes. Please refer to the “Benchmark Index” section for a description of each index. Returns with periods of more than one year are annualized.

The Fund’s registration statements contain important information that shareholders should read carefully, including investment objectives, charges, expenses, and risk factors. For more current information and month-end performance, contact your financial advisor or call UBS Financial Services Inc. at (787) 250-3600.

September 30, 2023 (Unaudited)

Performance of the Portfolios

1.   The Puerto Rico Securities Portion, managed by UBS AMPR

Starting January 1, 2008, the Puerto Rico Securities Portion allocation was significantly tilted towards cash and cash equivalents in order to implement a futures strategy. By investing a portion of the Equity Portion in stock index futures contracts, the Investment Adviser is attempting to achieve a risk and return profile for each Portfolio that approximates the result that might be achieved by investing the assets of the Puerto Rico Securities Portion in the securities comprising the stock index used as a benchmark for the investment strategy of the relevant Equity Portion.

To fulfill its investment strategy, UBS AMPR purchases and sells stock index futures contracts with the objective of achieving a high correlation to the relevant benchmarks. Due to the minimum denominations required to enter into stock index futures contracts, the Portfolios may have different weightings, thus resulting in different returns than their respective benchmarks. Also, because the Fund constantly issues and redeems shares, and due to market volatility, UBS AMPR constantly adjusts the number of contracts either by purchasing new stock index futures contracts or selling existing positions of stock index futures contracts. UBS AMPR strives to optimize the proper mix of stock index futures contracts in order to fulfill its investment strategy.

2.   The Equity Portion of the Portfolios managed by Sub-Advisers

September 30, 2023 (Unaudited)

A. Large Cap Value Portfolio I

Since February 1, 2016, the Equity Portion of the Large Cap Value Portfolio I has been managed by The London Company (“London”), which replaced Blackrock. The investment team believes in investing like private market buyers, focusing on cash return on tangible capital; they believe value is defined by discounting cash inflows and outflows by an optimal cost of capital. Bottom-up stock selection is a critical component of their investment process as the firm’s process begins with a screen to identify companies characterized by high return on operating capital (profitability), consistent and stable free cash flow yield (cash generation), and attractive operating earnings/enterprise value (valuation). Their fundamental research consists of four critical elements: Balance sheet optimization analysis, Private Market Value Analysis, Corporate governance/management incentives audit, and Insider ownership/trading activity. This result in a portfolio of 30 – 40 stocks which the manager believes are trading at a 30% to 40% discount to fair market value. The goal of the London Company’s strategy is total return, with a primary focus on downside protection, with above average income and capital appreciation as secondary objectives. The Large Cap Value Portfolio I lagged the Russell 1000 Value Index® by 5.62% to 14.44% during the 6-month reporting period.

B. Large Cap Core Portfolio I

Since January 27, 2011, the Equity Portion of the Large Cap Core Portfolio I has been managed by Atalanta Sosnoff Capital, LLC (“Atalanta”), which replaced Alliance Bernstein Strategic Research. Atalanta’s investment philosophy is focused on finding companies entering periods of earnings acceleration, believing that over time earnings drive stock prices, positioning them to capture the compounding effects of earnings acceleration and multiple expansions. The process is predominantly a fundamental bottom-up approach but does take macro factors into consideration when forming the investment opinion. They typically select stocks from the Russell 1000 Index universe. The strategy generally holds 35-65 positions, diversified across 10-15 industries and 5-8 sectors. The Large Cap Core Portfolio I lagged the S&P 500 Index® by 15.96% to 21.62% during the 6-month reporting period.

September 30, 2023 (Unaudited)

C. Large Cap Growth Portfolio I

Since May 28, 2021, the Equity Portion of the Large Cap Growth Portfolio I has been managed by Winslow Capital Management, LLC (“Winslow”), which replaced Loomis Sayles & Company. Winslow Capital, LLC is a registered investment adviser and an affiliate of Nuveen, LLC.

Winslow Capital has specialized in Growth equities for almost 30 years, having followed the same investment philosophy and process. They are one of the industry’s largest active U.S. Large Cap Growth managers and the Winslow brand is synonymous with high quality growth investing. Also, experts in analyzing growth companies, growth industries and pricing growth assets. Their goal is to achieve successful client outcomes over the long-term while carefully managing risk. The “Winslow Perspective”, which is their differentiated, proprietary research process, along with disciplined portfolio and risk management, is at the heart of achieving successful outcomes for their clients. Their “Client-Centric Culture” drives all decision making at the firm. The Large Cap Growth Portfolio I lagged the Russell 1000 Growth Index® by 26.69% to 27.72% during the 6-month reporting period.

D. International Portfolio I

Since August 1, 2016, the Equity Portion of the International Portfolio I has been managed by Cambiar Investors, LLC (“Cambiar”), which replaced NFJ Investment Group. Cambiar is a Denver-based boutique with a history that goes back to the early 1970’s. Cambiar is a bottom-up relative value manager that seeks what they believe to be financially strong companies that area trading at significant discounts, and that also possess one or more catalysts that have the potential to unlock a projected upside of 50% in the next 12-24 months. The strategy invests in international companies with a capitalization of $1 billion or greater. Cambiar has run an international strategy since 1997, shortly after CIO Brian Barish, who had international/emerging market responsibilities in previous jobs, joined the firm. Originally independent, then a subsidiary of United Asset Management and then Old Mutual, employees of the firm bought themselves back in 2001 and it is now 100% employee owned. The International Equity Portfolio I lagged the MSCI EAFE International Equity Index® by 19.27% to 25.65% during the 6-month reporting period.

September 30, 2023 (Unaudited)

E. Mid Cap Core Portfolio I

Since May 28, 2021, the Equity Portion of the Mid Cap Core Portfolio I has been managed by The London Company (“London”), which replaced Principal Global Investors. London believes that markets are less efficient at predicting risk than they are at predicting reward. Their investment process begins with a quantitative screen that evaluates companies on return on capital, earnings yield, and free cash flow yield. They seek out companies that are delivering high returns on capital. They believe that investing in companies that can earn cash on their cash provides those companies with advantaged financial flexibility which allows them to better weather downturns in their businesses. The manager believes this metric, combined with a durable and sustainable competitive advantage, should lead to more predictable cash flows, lower volatility of returns, and lower downside risk. London uses their unique Balance Sheet Optimization Analysis to uncover companies that may be overcapitalized and under levered with high levels of free cash flow. The optimization assesses management’s ability to create value through the optimization of the capital structure based on the strength of the company’s balance sheet and tangible assets under management’s control. Companies are valued using current free cash flow, the lowered cost of capital and little-to-no growth assumptions. If the cost of capital can be lowered by using the assets on hand, downside risk can be mitigated to create a more concrete margin of safety. London compliments the optimization through a private market value (“PMV”) analysis that considers recent merger and acquisition activity in order to assess what valuation multiples are being paid for like companies or assets. The PMV analysis attempts to corroborate the balance sheet optimization analysis and develops a realistic range of intrinsic value. Purchase candidates will be trading at a 20-40% discount to the manager’s estimate of intrinsic value. The Mid Cap Core Portfolio I lagged the Russell Mid Cap Index® by 16.21% to 13.45% during the 6-month reporting period.

F. Small Cap Core Portfolio I

Since May 28, 2021, the Equity Portion of the Small Cap Core Portfolio I has been managed by Cambiar Investors, LLC (“Cambiar”), which replaced The Boston Trust & Investment Management Company. Cambiar is a Denver-based boutique with a history that goes back to the early 1970’s. Cambiar is a bottom-up relative value manager that seeks what they believe to be financially strong companies selling at significant undervaluations that also possess one or more catalysts that have the potential to unlock the company’s upside potential in the next 12-18 months. The strategy focuses on companies with a capitalization below $3 billion, targeting a weighted average portfolio market cap of around $1.5 billion. Originally independent, then a subsidiary of United Asset Management and then Old Mutual, employees of the firm bought themselves back in 2001 and it is now 100% employee owned. The Small Cap Core Portfolio I lagged the Russell 2000 Index® by 7.78% to 8.93% during the 6-month reporting period.

September 30, 2023 (Unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

The U.S. Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the openend investment company industry, thereby reducing the risk that the Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of Fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interest in the Fund.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account as relevant to the Fund’s liquidity risk: 1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; and 2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid”, “Moderately Liquid”, “Less Liquid”, and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board of Directors (the “Board”) and the SEC (on a non-public basis) as required by the Program and Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and consequently the Program, also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on August 25, 2023, the Liquidity Risk Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from April 1, 2023, through June 30, 2023, and stated the following:

• The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;

• The Fund’s investment strategy remained appropriate for an open-end fund;

• The Fund was able to meet requests for redemption without significant dilution of remaining investor’s interests in the Fund;

September 30, 2023 (Unaudited)

• The Fund did not breach the 15% limit on Illiquid Investments; and

• The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.]

III. MD&A Glossary

Fixed Income and Equity Indices

Morgan Stanley / Capital International EAFE Index® (MSCI EAFE) - The MSCI EAFE Index consists of over 2,600 securities in nearly 62 industry classifications listed on 21 stock exchanges in Europe, Australia, New Zealand, and the Far East. The EAFE aims to cover about 85% of each market’s total capitalization. Included companies represent a sampling of large, medium, and small capitalization companies and replicate the industries from each local market. The index is computed as an arithmetic average of the individual capitalization-weighted indices of the component countries, and returns are calculated in US dollars. Total return includes reinvestment of dividends, net of withholding taxes.

Russell 1000 Growth Index® - Measures the performance of those Russell 1000 companies with higher than average price- to-book ratios and higher estimated potential growth values.

Russell 1000 Value Index® - Measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000 Index® - Measures the performance of the smallest 2,000 securities in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

Russell 3000 Index® - An unmanaged performance index composed of the 3,000 largest U.S. companies as determined by total market capitalization. The index represents approximately 98% of the investable U.S. equity market.

Russell Mid Cap Index® - Consists of the smallest 800 securities in the Russell 1000 index, as ranked by total market capitalization. This index accurately captures the medium-sized universe of securities and represents approximately 35% of the Russell 1000 total market capitalization.

Standard & Poor’s 500 Index® (S&P 500) - Covers 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE issues). It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

International Portfolio I - Financial Highlights

			Class A Units
			For the period from April 1, 2023 to September 30, 2023 (Unaudited)		For the fiscal year ended March 31, 2023		For the fiscal year ended March 31, 2022

Increase (Decrease) in Net Asset Value:

Per Unit		Net asset value, beginning of period	$9.27		$9.84		$10.53

Operating		Net investment income (loss)	0.04		0.00	**	(0.04)
Performance: (a)		Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	(0.45)		(0.57)		(0.65)

		Total from investment operations	(0.41)		(0.57)		(0.69)
		Less: Dividends from net investment income to common unitholders	0.00	***	-		-

		Net asset value, end of period	$8.86		$9.27		$9.84

Total Investment Return: (b)		Based on net asset value per unit ^	(4.40%)		(5.79%)		(6.55%)

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	1.77%		1.82%		1.75%

		Gross expenses to average net assets	3.19%		3.06%		2.78%
		Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	0.84%		0.02%		(0.40%)

Supplemental		Net assets, end of period (in thousands)	$2,311		$3,040		$3,897

Data:	(e)	Portfolio turnover	25.10%		32.83%		60.95%

	**	Net investment income for the fiscal year ended March 31, 2023, amounted to $0.002.

	***	Dividends from net investment income to common unitholders for the period from April 1, 2023, to September 30, 2023, amounted to $0.002.

	^	Total investment return excludes the effects of sales charges.

	(a)	Based on average outstanding units of 296,456, 355,315, and 414,618 for the period from April 1, 2023, to September 2023, and for the fiscal years ended March 31, 2023, and March 31, 2022, respectively.

	(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2023 to September 30, 2023.

	(c)	Based on average net assets of $2,797,876, $3,086,355, and $4,428,630 for the period from April 1, 2023, to September 30, 2023, and for the fiscal years ended March 31, 2023, and March 31, 2022, respectively. Ratios for the period from April 1, 2023, to September 30, 2023 were annualized using a 365 day base.

	(d)	The effect of the expenses waived for the period from April 1, 2023, to September 30, 2023 and for the fiscal years ended March 31, 2023, and March 31, 2022, was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets applicable to common unitholders by 1.42%, 1.24%, and 1.03%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2023, to September 30, 2023.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Core Portfolio I - Financial Highlights	(continued)

			Class A Units

			For the period from April 1, 2023 to September 30, 2023 (Unaudited)	For the fiscal year ended March 31, 2023	For the fiscal year ended March 31, 2022

Increase (Decrease) in Net Asset Value:

Per Unit		Net asset value, beginning of period	$31.35	$36.44	$32.67

Operating		Net investment income (loss)	(0.15)	(0.24)	(0.35)
Performance: (a)		Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	1.79	(4.85)	4.12

		Total from investment operations	1.64	(5.09)	3.77

		Net asset value, end of period	$32.99	$31.35	$36.44

Total Investment Return: (b)		Based on net asset value per unit ^	5.23%	(13.94%)	11.51%

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	1.76%	1.81%	1.75%
		Gross expenses to average net assets	2.65%	2.64%	2.80%
		Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	(0.93%)	(0.79%)	(0.97%)

Supplemental		Net assets, end of period (in thousands)	$4,216	$4,325	$5,383

Data:	(e)	Portfolio turnover	19.27%	56.17%	47.04%

	^	Total investment return excludes the effects of sales charges.

	(a)	Based on average outstanding units of 133,065, 142,680 and 153,350 for the period from April 1, 2023, to September 30, 2023, and for the fiscal years ended March 31, 2023, and March 31, 2022, respectively.

	(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2023, to September 30, 2023.

	(c)	Based on average net assets of $4,439,962, $4,440,889, and $5,535,739 for the period from April 1, 2023, to September 30, 2023, and for the fiscal years ended March 31, 2023, and March 31, 2022, respectively. Ratios for the period from April 1, 2023, to September 30, 2023 were annualized using a 365 day base.

	(d)	The effect of the expenses waived for the period from April 1, 2023, to September 30, 2023, and for the fiscal years ended March 31, 2023, and March 31, 2022, was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 0.89%, 0.83%, and 1.05%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2023, to September 30, 2023.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Core Portfolio I - Financial Highlights	(concluded)

			Class L Units

			For the period from April 1, 2023 to September 30, 2023 (Unaudited)	For the fiscal year ended March 31, 2023	For the fiscal year ended March 31, 2022

Increase (Decrease) in Net Asset Value:

Per Unit		Net asset value, beginning of period	$32.67	$37.99	$34.20

Operating		Net investment income (loss)	(0.16)	(0.27)	(0.52)
Performance: (a)		Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	1.86	(5.05)	4.31

		Total from investment operations	1.70	(5.32)	3.79

		Net asset value, end of period	$34.37	$32.67	$37.99

Total Investment Return: (b)		Based on net asset value per unit ^	5.20%	(13.98%)	11.05%

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	1.76%	1.87%	2.15%
		Gross expenses to average net assets	2.65%	2.71%	3.30%
		Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	(0.93%)	(0.85%)	(1.37%)

Supplemental		Net assets, end of period (in thousands)	$1,867	$1,774	$2,063

Data:	(e)	Portfolio turnover	19.27%	56.17%	47.04%

	^	Total investment return excludes the effects of sales charges.

	(a)	Based on average outstanding units of 54,318 for the period from April 1, 2023, to September 30, 2023, and for both fiscal years ended March 31, 2023, and March 31, 2022.

	(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2023, to September 30, 2023.

	(c)	Based on average net assets of $1,890,047, $1,758,151, and $2,049,032 for the period from April 1, 2023, to September 30, 2023, and for the fiscal years ended March 31, 2023, and March 31, 2022, respectively. Ratios for the period from April 1, 2023, to September 30, 2023 were annualized using a 365 day base.

	(d)	The effect of the expenses waived for the period from April 1, 2023, to September 30, 2023, and for the fiscal years ended March 31, 2023, and March 31, 2022 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 0.89%, 0.84%, and 1.15%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2023, to September 30, 2023.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Growth Portfolio I - Financial Highlights	(continued)

			Class A Units

			For the period from April 1, 2023 to September 30, 2023 (Unaudited)	For the fiscal year ended March 31, 2023	For the fiscal year ended March 31, 2022

Increase (Decrease) in Net Asset Value:

Per Unit		Net asset value, beginning of period	$34.25	$39.63	$36.62

Operating		Net investment income (loss)	(0.27)	(0.41)	(0.60)
Performance: (a)		Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	3.00	(4.97)	3.61

		Total from investment operations	2.73	(5.38)	3.01

		Net asset value, end of period	$36.98	$34.25	$39.63

Total Investment Return: (b)		Based on net asset value per unit ^	7.97%	(13.58%)	8.22%

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	1.76%	1.81%	1.75%
		Gross expenses to average net assets	2.58%	2.65%	2.77%
		Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	(1.40%)	(1.27%)	(1.44%)

Supplemental		Net assets, end of period (in thousands)	$5,121	$5,462	$6,556

Data:	(e)	Portfolio turnover	35.69%	12.08%	124.60%

	^	Total investment return excludes the effects of sales charges.

	(a)	Based on average outstanding units of 154,203, 161,956, and 172,95 for the period from April 1, 2023, to September 30, 2023, and for the fiscal years ended March 31, 2023, and March 31, 2022, respectively.

	(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2023, to September 30, 2023.

	(c)	Based on average net assets of $5,709,563, $5,287,251, and $7,139,920 for the period from April 1, 2023, to September 30, 2023, and for the fiscal years ended March 31, 2023, and March 31, 2022, respectively. Ratios for the period from April 1, 2023, to September 30, 2023 were annualized using a 365 day base.

	(d)	The effect of the expenses waived for the period from April 1, 2023, to September 30, 2023, and for the fiscal years ended March 31, 2023, and March 31, 2022 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 0.82%, 0.84%, and 1.02%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2023, to September 30, 2023.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Growth Portfolio I - Financial Highlights	(concluded)

			Class L Units

			For the period from April 1, 2023 to September 30, 2023 (Unaudited)	For the fiscal year ended March 31, 2023	For the fiscal year ended March 31, 2022

Increase (Decrease) in Net Asset Value:

Per Unit		Net asset value, beginning of period	$31.98	$37.03	$34.35

Operating		Net investment income (loss)	(0.24)	(0.40)	(0.71)
Performance: (a)		Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	2.79	(4.65)	3.39

		Total from investment operations	2.55	(5.05)	2.68

		Net asset value, end of period	$34.53	$31.98	$37.03

Total Investment Return: (b)		Based on net asset value per unit ^	7.98%	(13.64%)	7.80%

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	1.77%	1.88%	2.15%
		Gross expenses to average net assets	2.58%	2.72%	3.27%
		Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	(1.40%)	(1.33%)	(1.84%)

Supplemental		Net assets, end of period (in thousands)	$1,875	$1,737	$2,011

Data:	(e)	Portfolio turnover	35.69%	12.08%	124.60%

	^	Total investment return excludes the effects of sales charges.

	(a)	Based on average outstanding units of 54,310 for the period from April 1, 2023, to September 30, 2023, and for both fiscal years ended March 31, 2023, and March 31, 2022.

	(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2023, to September 30, 2023.

	(c)	Based on average net assets of $1,879,759, $1,653,329, and $2,100,811 for the period from April 1, 2023, to September 30, 2023, and for the fiscal years ended March 31, 2023, and March 31, 2022, respectively. Ratios for the period from April 1, 2023, to September 30, 2023 were annualized using a 365 day base.

	(d)	The effect of the expenses waived for the period from April 1, 2023, to September 30, 2023, and for the fiscal years ended March 31, 2023, and March 31, 2022 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 0.81%, 0.84%, and 1.12%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2023, to September 30, 2023.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Value Portfolio I - Financial Highlights	(continued)

			Class A Units

			For the period from April 1, 2023 to September 30, 2023 (Unaudited)	For the fiscal year ended March 31, 2023	For the fiscal year ended March 31, 2022

Increase (Decrease) in Net Asset Value:

Per Unit		Net asset value, beginning of period	$23.44	$25.89	$22.93

Operating		Net investment income (loss)	0.04	0.02	(0.02)
Performance: (a)		Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	(1.02)	(2.47)	3.00

		Total from investment operations	(0.98)	(2.45)	2.98
		Less: Dividends from net investment income to common unitholders	(0.02)	-	(0.02)

		Net asset value, end of period	$22.44	$23.44	$25.89

Total Investment Return: (b)		Based on net asset value per unit ^	(4.20%)	(9.46%)	12.99%

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	1.77%	1.81%	1.75%
		Gross expenses to average net assets	2.72%	2.63%	2.82%
		Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	0.31%	(0.07%)	(0.09%)

Supplemental		Net assets, end of period (in thousands)	$4,221	$5,306	$6,193

Data:	(e)	Portfolio turnover	7.22%	2.81%	12.17%

	^	Total investment return excludes the effects of sales charges.

	(a)	Based on average outstanding units of 217,020, 230,480, and 246,603 for the period from April 1, 2023, to September 30, 2023, and for the fiscal years ended March 31, 2023, and March 31, 2022.

	(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2023, to September 30, 2023.

	(c)	Based on average net assets of $5,089,489, $5,422,365 and $6,148,778 for the period from April 1, 2023, to September 30, 2023, and for the fiscal years ended March 31, 2023, and March 31, 2022, respectively. Ratios for the period from April 1, 2023, to September 30, 2023 were annualized using a 365 day base.

	(d)	The effect of the expenses waived for the period from April 1, 2023, to September 30, 2023 and for the fiscal years ended March 31, 2023, and March 31, 2022 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 0.95%, 0.82%, and 1.07%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2023, to September 30, 2023.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Value Portfolio I - Financial Highlights	(concluded)

			Class L Units

			For the period from April 1, 2023 to September 30, 2023 (Unaudited)		For the fiscal year ended March 31, 2023		For the fiscal year ended March 31, 2022

Increase (Decrease) in Net Asset Value:

Per Unit		Net asset value, beginning of period	$22.63		$25.01		$22.22

Operating		Net investment income (loss)	0.04		0.00	*	(0.12)
Performance: (a)		Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	(0.99)		(2.38)		2.91

		Total from investment operations	(0.95)		(2.38)		2.79
		Less: Dividends from net investment income to common unitholders	0.00	**	-		-

		Net asset value, end of period	$21.68		$22.63		$25.01

Total Investment Return: (b)		Based on net asset value per unit ^	(4.19%)		(9.52%)		12.56%

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	1.77%		1.87%		2.15%
		Gross expenses to average net assets	2.72%		2.69%		3.32%
		Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	0.32%		(0.01%)		(0.49%)

Supplemental		Net assets, end of period (in thousands)	$1,551		$1,619		$1,790

Data:	(e)	Portfolio turnover	7.22%		2.81%		12.17%

	*	Net investment income for the fiscal year ended March 31, 2023 amounted to $0.002.

	**	Dividends from net investment income to common unitholders for the period from April 1, 2023, to September 30, 2023, amounted to $0.002.

	^	Total investment return excludes the effects of sales charges.

	(a)	Based on average outstanding units of 71,563 for the period from April 1, 2023, to September 30, 2023, and for both fiscal years ended March 31, 2023, and March 31, 2022.

	(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2023, to September 30, 2023.

	(c)	Based on average net assets of $1,620,536, $1,622,972, and $1,727,903 for the period from April 1, 2023, to September 30, 2023, and for the fiscal years ended March 31, 2023, and March 31, 2022, respectively. Ratios for the period from April 1, 2023, to September 30, 2023 were annualized using a 365 day base.

	(d)	The effect of the expenses waived for the period from April 1, 2023, to September 30, 2023 and for the fiscal years ended March 31, 2023, and March 31, 2022 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 0.95%, 0.82%, and 1.17%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2023, to September 30, 2023.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Mid Cap Core Portfolio I - Financial Highlights	(continued)

			Class A Units

			For the period from April 1, 2023 to September 30, 2023 (Unaudited)	For the fiscal year ended March 31, 2023	For the fiscal year ended March 31, 2022

Increase (Decrease) in Net Asset Value:

Per Unit		Net asset value, beginning of period	$36.79	$38.48	$37.50

Operating		Net investment income (loss)	(0.17)	(0.33)	(0.38)
Performance: (a)		Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	(3.68)	(1.36)	1.36

		Total from investment operations	(3.85)	(1.69)	0.98

		Net asset value, end of period	$32.94	$36.79	$38.48

Total Investment Return: (b)		Based on net asset value per unit ^	4.05%	(4.39%)	2.61%

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	1.76%	1.80%	1.75%
		Gross expenses to average net assets	2.78%	2.76%	2.80%
		Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	(0.90%)	(0.92%)	(0.97%)

Supplemental		Net assets, end of period (in thousands)	$3,101	$3,761	$4,234

Data:	(e)	Portfolio turnover	6.48%	18.48%	101.44%

	^	Total investment return excludes the effects of sales charges.

	(a)	Based on average outstanding units of 95,964, 106,117 and 113,446 for the period from April 1, 2023, to September 30, 2023, and for the fiscal years ended March 31, 2023, and March 31, 2022, respectively.

	(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2023, to September 30, 2023.

	(c)	Based on average net assets of $3,702,048, $3,836,236, and $4,496,162 for the period from April 1, 2023, to September 30, 2023 and for the fiscal years ended March 31, 2023, and March 31, 2022, respectively. Ratios for the period from April 1, 2023, to September 30, 2023 were annualized using a 365 day base.

	(d)	The effect of the expenses waived for the period from April 1, 2023, to September 30, 2023, and for the fiscal years ended March 31, 2023, and March 31, 2022 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.02%, 0.96%, and 1.05%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2023, to September 30, 2023.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Mid Cap Core Portfolio I - Financial Highlights	(concluded)

			Class L Units

			For the period from April 1, 2023 to September 30, 2023 (Unaudited)	For the fiscal year ended March 31, 2023	For the fiscal year ended March 31, 2022

Increase (Decrease) in Net Asset Value:

Per Unit		Net asset value, beginning of period	$32.44	$33.95	$33.22

Operating		Net investment income (loss)	(0.15)	(0.31)	(0.48)
Performance: (a)		Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	(3.30)	(1.20)	1.21

		Total from investment operations	(3.45)	(1.51)	0.73

		Net asset value, end of period	$28.99	$32.44	$33.95

Total Investment Return: (b)		Based on net asset value per unit ^	4.04%	(4.45%)	2.20%

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	1.88%	1.86%	2.15%
		Gross expenses to average net assets	2.92%	2.83%	3.30%
		Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	(0.95%)	(0.98%)	(1.37%)

Supplemental		Net assets, end of period (in thousands)	$1,419	$1,364	$1,428

Data:	(e)	Portfolio turnover	6.48%	18.48%	101.44%

	^	Total investment return excludes the effects of sales charges.

	(a)	Based on average outstanding units of 42,055 for the period from April 1, 2023, to September 30, 2023 and for both fiscal years ended March 31, 2023, and March 31, 2022.

	(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2023, to September 30, 2023.

	(c)	Based on average net assets of $1,341,988, $1,339,166, and $1,473,501 for the period from April 1, 2023, to September 30, 2023 and for the fiscal years ended March 31, 2023, and March 31, 2022, respectively. Ratios for the period from April 1, 2023, to September 30, 2023 were annualized using a 365 day base.

	(d)	The effect of the expenses waived for the period from April 1, 2023, to September 30, 2023, and for the fiscal years ended March 31, 2023, and March 31, 2022 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.04%, 0.97%, and 1.15%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2023, to September 30, 2023.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Small Cap Core Portfolio I - Financial Highlights

			Class A Units

			For the period from April 1, 2023 to September 30, 2023 (Unaudited)	For the fiscal year ended March 31, 2023	For the fiscal year ended March 31, 2022

Increase (Decrease) in Net Asset Value:

Per Unit		Net asset value, beginning of period	$29.04	$30.79	$30.63

Operating		Net investment income (loss)	(0.10)	(0.21)	(0.30)
Performance: (a)		Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	(1.80)	(1.54)	0.46

		Total from investment operations	(1.90)	(1.75)	0.16

		Net asset value, end of period	$27.14	$29.04	$30.79

Total Investment Return: (b)		Based on net asset value per unit ^	(6.54%)	(5.71%)	0.56%

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	1.77%	1.82%	1.75%
		Gross expenses to average net assets	3.10%	3.06%	2.81%
		Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	(0.68%)	(0.74%)	(0.96%)

Supplemental		Net assets, end of period (in thousands)	$2,715	$3,074	$3,643

Data:	(e)	Portfolio turnover	23.07%	31.79%	146.86%

	^	Total investment return excludes the effects of sales charges.

	(a)	Based on average outstanding units of 103,927, 110,524, and 126,041 for the period from April 1, 2023, to September 30, 2023, and for the fiscal years ended March 31, 2023, and March 31, 2022, respectively.

	(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2023, to September 30, 2023.

	(c)	Based on average net assets of $2,974,133, $3,100,291, and $3,904,319 for the period from April 1, 2023, to September 30, 2023, and for the fiscal years ended March 31, 2023, and March 31, 2022, respectively. Ratios for the period from April 1, 2023, to September 30, 2023 were annualized using a 365 day base.

	(d)	The effect of the expenses waived for the period from April 1, 2023, to September 30, 2023, and for the fiscal years ended March 31, 2023, and March 31, 2022 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.33%, 1.24%, and 1.06%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2023, to September 30, 2023.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents International Portfolio I

Schedule of Investments				September 30, 2023 (Unaudited)

COMMON STOCKS - 74.33% of net assets applicable to common unitholders
Shares			Issuer	Value

Australia - 1.73% of net assets applicable to common unitholders
Oil and Gas Extraction - 2.32% of total investments
7,909	B		Santos Limited - Sponsored ADR	$39,861

Total Australia (cost $47,579)				$39,861

Belgium - 3.94% of net assets applicable to common unitholders
Chemicals & Allied - 2.40% of total investments
1,006	B		UCB SA - Sponsored ADR	$41,155

Depository Institutions - 2.90% of total investments
1,603	B		KBC Group NV - Sponsored ADR	49,885

Total Belgium (cost $105,322)				$91,040

Canada - 4.91% of net assets applicable to common unitholders
Metal Mining - 1.88% of total investments
712			Agnico Eagle Mines Limited	$32,360

Railroad Transportation - 2.02% of total investments
320			Canadian National Railway Company	34,666

Oil and Gas Extraction - 2.70% of total investments
1,350			Suncor Energy, Inc.	46,413

Total Canada (cost $129,105)				$113,439

England - 16.07% of net assets applicable to common unitholders
Food and Kindred Products - 2.61% of total investments
300	B		Diageo PLC - Sponsored ADR	$44,754

Amusement and Recreation Services- 1.33% of total investments
2,004	B	A	Entain PLC - Sponsored ADR	22,785

Depository Institutions - 2.56% of total investments
5,638	B		Barclays PLC - Sponsored ADR	43,920

Chemicals & Allied - 2.33% of total investments
1,106	B		GSK PLC - Sponsored ADR	40,093

Engineering, Accounting, Research, Management, and Related Services - 2.06% of total investments
709	B		Intertek Group PLC - Sponsored ADR	35,422

Fabricated Metal Products, except Machinery and Transportation Equipment - 1.57% of total investments
546	B		BAE Systems PLC - Sponsored ADR	27,000

Miscellaneous Services- 4.03% of total investments
1,493	B		Compass Group PLC - Sponsored ADR	36,355
1,672	B		SSE PLC - Sponsored ADR	32,830

Security & Commodity Brokers, Dealers, Exchanges and Services - 2.65% of total investments
1,792	B		London Stock Exchange Group, Inc - Sponsored ADR	45,588

Wholesale Trade Non-Durable Goods - 2.48% of total investments
1,191	B		Bunzl PLC - Sponsored ADR	42,674

Total England (cost $411,352)				$371,421

France - 7.34% of net assets applicable to common unitholders
Oil and Gas Extraction - 2.21% of total investments
577	B		Total Energies SE - Sponsored ADR	$37,944

Transportation Equipment - 1.53% of total investments
788	B		Airbus SE - Sponsored ADR	26,366

Fabricated Metal Products, except Machinery and Transportation Equipment - 2.04% of total investments
232	B		LVMH Moët Hennessy - Louis Vuitton, Société Européenne - Sponsored ADR	35,058

Chemicals & Allied - 1.58% of total investments
808	B		L’Air Liquide S.A. - Sponsored ADR	27,205

Business Services - 2.52% of total investments
1,237	B		Capgemini SE - Sponsored ADR	43,221

Total France (cost $141,141)				$169,794

Germany - 8.97% of net assets applicable to common unitholders
Postal Service - 1.87% of total investments
791	B		Deutsche Post AG- Sponsored ADR	$32,099

Wholesale Trade-Durable Goods - 2.17% of total investments
5,990	B		PUMA SE - Sponsored ADR	37,198

Electric, Gas, & Sanitary Services - 1.87% of total investments
866	B		RWE Aktiengesellschaft - Sponsored ADR	32,129

Business Services - 2.54% of total investments
338	B		SAP SE - Sponsored ADR	43,710

Chemicals & Allied - 3.62% of total investments
958	B		Merck Kommanditgesellschaft auf Aktien - Sponsored ADR	31,949
2,520	B		Bayer Aktiengesellschaft - Sponsored ADR	30,240

Total Germany (cost $220,326)				$207,325

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents International Portfolio I

Schedule of Investments	(concluded)	September 30, 2023 (Unaudited)

Shares		Issuer			Value

Hong Kong - 1.42% of net assets applicable to common unitholders
Insurance Carriers - 1.91% of total investments
1,016	B	AIA Group Limited - Sponsored ADR			$32,817

Total Hong Kong (cost $37,650)					$32,817

Japan - 13.49% of net assets applicable to common unitholders
Industrial & Commercial Machinery & Computer Equipment - 3.65% of total investments
381	B	Tokyo Electron Limited - Sponsored ADR			$26,041
295	B	Hitachi, Ltd. - Sponsored ADR			36,707

Electronic & Equipment - 5.59% of total investments
410	B	Sony Group Corp - Sponsored ADR			33,788
3,511	B	Nidec Corporation - Sponsored ADR			40,517
1,585	B	Murata Manufacturing Co. - Sponsored ADR			21,730

Chemicals & Allied - 2.36% of total investments
2,632	B	Chugai Pharmaceutical Co., Ltd. - Sponsored ADR			40,506

Real Estate - 2.37% of total investments
3,112	B	Mitsubishi Estate Co., Ltd. - Sponsored ADR			40,643

Miscellaneous Manufacturing Industries - 2.12% of total investments
3,517	B	Nintendo Co., Ltd. - Sponsored ADR			36,401

Measuring, Analytics, & Control Instruments - 2.06% of total investments
1,337	B	Terumo Corp. - Sponsored ADR			35,451

Total Japan (cost $303,294)					$311,784

Netherlands - 2.34% of net assets applicable to common unitholders
Insurance Carriers - 3.15% of total investments
4,102	B	ING Groep N.V. - Sponsored ADR			$54,064

Total Netherlands (cost $46,352)					$54,064

Norway - 1.64% of net assets applicable to common unitholders
Insurance Carriers - 2.20% of total investments
1,155	B	Equinor ASA - Sponsored ADR			$37,872

Total Norway (cost $38,391)					$37,872

Singapore - 3.11% of net assets applicable to common unitholders
Depository Institutions - 2.17% of total investments
379	B	DBS Group Holdings Limited - Sponsored ADR			$37,324

Telecommunications -Other - 2.02% of total investments
1,953	B	Singapore Telecommunications Limited - Sponsored ADR			34,627

Total Singapore (cost $59,366)					$71,951

Switzerland - 6.38% of net assets applicable to common unitholders
Chemicals & Allied - 6.18% of total investments
1,468	B	Roche Holding AG - Sponsored ADR			$49,809
554		Novartis AG - Sponsored ADR			56,430

Food and Kindred Products - 2.40% of total investments
364	B	Nestle SA - Sponsored ADR			41,194

Total Switzerland (cost $143,368)					$147,433

Taiwan - 1.56% of net assets applicable to common unitholders
Depository Institutions - 2.09% of total investments
414	B	Taiwan Semiconductor Manufacturing Company Limited - Sponsored ADR			$35,977

Total Taiwan (cost $30,151)					$35,977

United States - 1.43% of net assets applicable to common unitholders
Communications- 1.93% of total investments
532	A	Liberty Media Corp.			$33,143

Total United States (cost $30,614)					$33,143

TOTAL COMMON STOCKS (cost $1,744,011)					$1,717,921

		Total investments (74.33% of net assets)			$1,717,921
		Other assets less liabilities (25.67% of net assets)			593,303

		Net assets applicable to common unitholders - 100%			$2,311,224

Open Futures		Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Appreciation (Depreciation)
Futures Contracts
5 Equity Index Contracts		E-Mini MSCI EAFE Index Contracts	12/15/23	$510,700	$(16,075)

		The underlying notional amount at value of open long futures contracts is 22.10% of net assets applicable to common unitholders.

	A	Non-dividend producing security.

	B	A Sponsored ADR is an American Depository Receipt (“ADR”) that is issued through the cooperation of the company whose stock will be the underlying asset.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents Large Cap Core Portfolio I

Schedule of Investments			(continued)	September 30, 2023 (Unaudited)

COMMON STOCKS - 75.08% of net assets applicable to common unitholders
Shares		Issuer		Value

Ireland - 1.69% of net assets applicable to common unitholders
Measuring, Analytics, & Control Instruments - 1.60% of total investments
934		Medtronic PLC		$73,188

Transportation Equipment - 0.65% of total investments
140		Eaton Corporation PLC		29,859

Total Ireland (cost $124,167)				$103,047

Curacao - 1.40% of net assets applicable to common unitholders
Oil and Gas Extraction - 1.86% of total investments
1,460		Schlumberger Limited		$85,118

Total Curacao (cost $80,304)				$85,118

United States - 71.99% of net assets applicable to common unitholders		(continued)
Aircraft Engines - 1.23% of total investments
304		Honeywell International, Inc.		$56,161

Amusement and Recreation Services - 0.80% of total investments
453	A	The Walt Disney Company		36,716

Apparel and Other Finished Products Made from Fabrics and Similar Materials - 1.02% of total investments
121	A	Lululemon Athletica, Inc.		46,659

Building Materials - 0.99% of total investments
150		Home Depot, Inc.		45,324

Business Services - 18.65% of total investments
1,137		Microsoft Corp.		359,008
2,071	A	Alphabet, Inc. Class A		271,011
245	A	Salesforce, Inc.		49,681
80		Adobe, Inc.		40,792
295		Datadog, Inc.		26,872
65		MongoDB, Inc.		22,481
184		United Rentals, Inc.		81,801

Chemicals & Allied - 7.28% of total investments
232		Eli Lilly and Company		124,614
160	A	Vertex Pharmaceuticals, Inc.		55,638
870		Merck & Co.		89,567
420		AbbVie, Inc.		62,605

Communications - 1.07% of total investments
350	A	T-Mobile US, Inc.		49,018

Depository Institutions - 6.23% of total investments
1,375		The Bank of New York Mellon Corp.		58,644
125		The Goldman Sachs Group, Inc.		40,446
980		JPMorgan Chase & Co.		142,120
1,061		Wells Fargo and Company		43,352

Eating & Drinking Places - 3.16% of total investments
325		McDonald’s Corp.		85,618
645		Starbucks Corp.		58,869

Electronic & Equipment - 7.65% of total investments
405	A	Advanced Micro Devices, Inc.		41,642
88		Broadcom, Inc.		73,091
790		Micron Technology, Inc.		53,744
416		NVIDIA Corp.		180,956

Engineering, Accounting, Research, Management, and Related Services - 0.64% of total investments
71		Martin Marietta Materials, Inc.		29,144

Food and Kindred Products - 1.67% of total investments
1,365		The Coca-Cola Company		76,413

General Merchandise Store - 3.48% of total investments
120		Costco Wholesale Corporation		67,795
570		Walmart, Inc.		91,160

Health Services - 1.02% of total investments
190		HCA, Inc.		46,736

Industrial & Commercial Machinery & Computer Equipment - 10.66% of total investments
2,030		Apple Computer, Inc.		347,556
115	A	Palo Alto Networks, Inc.		26,961
225		Caterpillar, Inc.		61,425
81		Lam Research Corp.		50,768

Insurance Carriers - 3.18% of total investments
152		UnitedHealth Group, Inc.		76,637
158		Anthem, Inc.		68,796

Measuring, Analytics, & Control Instruments - 2.25% of total investments
1,195	A	Boston Scientific Co.		63,096
78		Thermo Fisher Scientific, Inc.		39,481

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents Large Cap Core Portfolio I

Schedule of Investments			(concluded)		September 30, 2023 (Unaudited)

Shares		Issuer			Value
United States - 71.99% of net assets applicable to common unitholders		(concluded)

Miscellaneous Retail - 5.48% of total investments
1,970	A	Amazon.com, Inc.			$250,426

Miscellaneous Services - 3.99% of total investments
475	A	Meta Platforms, Inc.			142,600
71	A	ServiceNow, Inc.			39,686

Motion Picture - 1.69% of total investments
205	A	Netflix, Inc.			77,408

Non-Depository Institution - 3.81% of total investments
390		Visa, Inc.			89,704
565		American Express Company			84,292

Petroleum Refining & Related Industries - 4.10% of total investments
693		ConocoPhillips			83,021
885		Exxon Mobil Corp.			104,058

Rubber and Miscellaneous Plastic Products - 1.16% of total investments
555		NIKE, Inc.			53,069

Security & Commodity Brokers, Dealers, Exchanges and Services - 2.01% of total investments
420		Morgan Stanley			34,301
1,045		The Charles Schwab Corp.			57,371

Transportation Equipment - 2.64% of total investments
175	A	Tesla, Inc.			43,789
400		The Boeing Company			76,672

Total United States (cost $3,132,198)					$4,378,795

TOTAL COMMON STOCKS (cost $3,336,669)					$4,566,960

		Total investments (75.08% of net assets)			$4,566,960
		Other assets less liabilities (24.92% of net assets)			1,516,005

		Net assets applicable to common unitholders - 100%			$6,082,965

Open Futures		Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Appreciation (Depreciation)
Futures Contracts
6 Equity Index Contracts		E-Mini S&P 500 Index	12/15/23	$1,299,225	$(54,150)

		The underlying notional amount at value of open long futures contracts is 21.36% of net assets applicable to common unitholders.

	A	Non-dividend producing security.

	B	A Sponsored ADR is an American Depository Receipt (“ADR”) that is issued through the cooperation of the company whose stock will be the underlying asset.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents Large Cap Growth Portfolio I

Schedule of Investments		(continued)	September 30, 2023 (Unaudited)

COMMON STOCKS - 79.54% of net assets applicable to common unitholders
Shares		Issuer	Value

Netherlands - 1.53% of net assets applicable to common unitholders
Industrial & Commercial Machinery & Computer Equipment - 1.93% of total investments
182	B	ASML Holding N.V. - Sponsored ADR	$107,136

Total Netherlands (cost $121,322)			$107,136

United States - 78.01% of net assets applicable to common unitholders
Apparel and Other Finished Products Made from Fabrics and Similar Materials - 1.56% of total investments
225	A	Lululemon Athletica, Inc.	$86,762

Auto, Dealers & Gas - 1.32% of total investments
81	A	O’Reilly Automotive, Inc.	73,618

Business Services - 32.40% of total investments
212	A	Synopsys, Inc.	97,302
574	A	Workday, Inc.	123,324
1,538	A	Alphabet, Inc. Class A	201,263
1,375	A	Alphabet, Inc. Class C	181,294
2,057	A	Microsoft Corp.	649,498
415	A	Atlassian Corporation PLC	83,627
614		Salesforce, Inc.	124,507
377	A	Mastercard Incorporated	149,258
198		Moody’s Corp.	62,602
127		MSCI, Inc.	65,161
425		Snowflake, Inc.	64,927

Chemicals & Allied - 6.84% of total investments
276		Linde PLC	102,769
306	A	Vertex Pharmaceuticals, Inc.	106,408
182	A	Idexx Laboratories, Inc.	79,583
171		Eli Lilly and Company	91,849

Eating & Drinking Places- 3.29% of total investments
58	A	Chipotle Mexican Grill, Inc.	106,246
292	A	McDonald’s Corp.	76,924

Electronic and Equipment - 10.72% of total investments
295		Analog Devices, Inc.	51,652
638	A	NVIDIA Corp.	277,524
777		Advanced Micro Devices, Inc.	79,891
165		Broadcom, Inc.	137,046
109		Monolithic Power Systems, Inc.	50,358

Engineering, Accounting, Research, Management, and Related Services - 1.33% of total investments
215	A	Gartner, Inc.	73,876

Fabricated Metal Products - 1.55% of total investments
221		Parker-Hannifin Corp.	86,084

General Merchandise Stores - 1.21% of total investments
119	A	Costco Wholesale Corp.	67,230

Hotels, Rooming Houses, Camps, and Other Lodging Places - 1.12% of total investments
416		Hilton Worldwide Holdings, Inc.	62,475

Industrial & Commercial Machinery & Computer Equipment - 10.05% of total investments
302		Caterpillar, Inc.	82,446
2,025	A	Apple, Inc.	346,700
208	A	Lam Research Corp.	130,368

Insurance Carriers - 1.40% of total investments
154	A	UnitedHealth Group	77,645

Local and Suburban Transit - 1.72% of total investments
2,083	A	Uber Technologies, Inc.	95,797

Measuring, Analytics, & Control Instruments - 4.44% of total investments
1,472		Boston Scientific Corp.	77,722
295		DexCom, Inc.	27,524
485	A	Intuitive Surgical, Inc.	141,761

Miscellaneous Retail - 7.54% of total investments
3,299	A	Amazon.com, Inc.	419,369

Miscellaneous Services - 8.49% of total investments
370	A	ServiceNow, Inc.	206,815
884	A	Meta Platforms, Inc.	265,386

Motion Pictures - 0.81% of total investments
119		Netflix, Inc.	44,934

Non-depository Institutions - 1.79% of total investments
432	A	Visa, Inc.	99,364

Transportation Equipment - 0.52% of total investments
115	A	Tesla, Inc.	28,775

Total United States (cost $4,534,259)			$5,457,664

TOTAL COMMON STOCKS (cost $4,655,581)			$5,564,800

		Total investments (79.54% of net assets)	$5,564,800
		Other assets less liabilities (20.46% of net assets)	1,431,082

		Net assets applicable to common unitholders - 100%	$6,995,882

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents Large Cap Growth Portfolio I

Schedule of Investments		(concluded)		September 30, 2023 (Unaudited)

United States - 69.78% of net assets applicable to common unitholders (concluded)

			Underlying
			Notional Amount
Open Futures	Issuer	Expiration Date	at Value	Unrealized Appreciation (Depreciation)
Futures Contracts
9 Equity Index Contracts	Russell 1000 Mini Index	12/15/23	$1,218,555	$(58,613)

	The underlying notional amount at value of open long futures contracts is 17.42% of net assets applicable to common unitholders.

A	Non-dividend producing security.

B	A Sponsored ADR is an American Depository Receipt (“ADR”) that is issued through the cooperation of the company whose stock will be the underlying asset.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents Large Cap Value Portfolio I

Schedule of Investments					September 30, 2023 (Unaudited)

COMMON STOCKS - 78.24% of net assets applicable to common unitholders
Shares		Issuer			Value
England - 2.33% of net assets applicable to common unitholders
Food and Kindred Products - 2.98% of total investments
903	B	Diageo PLC - Sponsored ADR			$134,710

Total England (cost $109,984)					$134,710

Japan - 1.57% of net assets applicable to common unitholders
Food and Kindred Products - 2.01% of total investments
8,766	B	Nintendo Co., Ltd. - Sponsored ADR			$90,728

Total Japan (cost $118,901)					$90,728

Switzerland - 1.82% of net assets applicable to common unitholders
Food and Kindred Products - 2.33% of total investments
929	B	Nestlé, S.A. - Sponsored ADR			$105,135

Total Switzerland (cost $82,702)					$105,135

United States - 72.52% of net assets applicable to common unitholders
Building Materials - 7.05% of total investments
892		Lowe’s Companies, Inc.			$185,393
2,438		Fastenal Company			133,212

Business Services - 4.12% of total investments
589	A	Microsoft Corp.			185,977
2,419		Fidelity National Information Services, Inc.			133,698

Chemicals & Allied - 11.84% of total investments
1,653	A	Merck & Co.			170,176
629		Air Products and Chemicals, Inc.			178,259
1,196		Johnson & Johnson			186,277

Communications - 6.35% of total investments
2,377		Verizon Communications, Inc.			77,039
1,104	A	Crown Castle International Corp.			101,601
2,443		Comcast Corp.			108,323

Electric, Gas, & Sanitary Services - 2.18% of total investments
2,208		Dominion Resources, Inc.			98,631

Eating and Drinking Places - 3.60% of total investments
1,779	A	Starbucks Corp.			162,369

Electronic & Equipment - 4.44% of total investments
1,260		Texas Instruments, Inc.			200,353

Engineering, Accounting, Research, Management, and Related Services - 3.15% of total investments
1,235		Paychex, Inc.			142,433

Industrial & Commercial Machinery & Computer Equipment - 9.23% of total investments
2,793		Cisco Systems, Inc.			150,152
1,557	A	Apple Inc.			266,574

Insurance Carriers - 9.95% of total investments
602	A	Berkshire Hathaway, Inc.			210,881
954		Cincinnati Financial Corp.			97,585
1,011		The Progressive Corporation			140,832

Measuring, Analytics, & Control Instruments - 3.16% of total investments
324		Northrop Grumman Corp.			142,622

Motor Freight Transportation and Warehousing - 3.33% of total investments
966		United Parcel Service, Inc.			150,570

Petroleum Refining & Related Industries - 3.76% of total investments
1,007		Chevron Corp.			169,800

Railroad Transportation - 3.88% of total investments
890		Norfolk Southern Corp.			175,268

Security & Commodity Brokers, Dealers, Exchanges and Services - 7.08% of total investments
268		BlackRock, Inc.			173,259
2,671	A	The Charles Schwab Corp.			146,638

Tobacco Products - 6.59% of total investments
2,476		Altria Group, Inc.			104,116
2,091		Phillip Morris International, Inc.			193,584

Total United States (cost $3,173,473)					$4,185,622

TOTAL COMMON STOCKS (cost $3,485,060)					$4,516,195

		Total investments (78.24% of net assets)			$4,516,195
		Other assets less liabilities (21.76% of net assets)			1,256,076

		Net assets applicable to common unitholders - 100%			$5,772,271

Open Futures	Issuer		Expiration Date	Underlying Notional Amount at Value	Unrealized Appreciation (Depreciation)
Futures Contracts
15 Equity Index Contracts	Russell 1000 Mini Index		12/15/23	$1,130,850	$(39,663)

	The underlying notional amount at value of open long futures contracts is 19.59% of net assets applicable to common unitholders.

	A	Non-dividend producing security.

	B	A Sponsored ADR is an American Depository Receipt (“ADR”) that is issued through the cooperation of the company whose stock will be the underlying asset.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents Mid Cap Core Portfolio I

Schedule of Investments		(continued)	September 30, 2023 (Unaudited)

COMMON STOCKS - 78.73% of net assets applicable to common unitholders
Shares		Issuer	Value

Ireland - 3.12% of net assets applicable to common unitholders
Measuring, Analytics, & Control Instruments - 3.96% of total investments
642		Steris PLC	$140,868

Total Ireland (cost $118,771)			$140,868

Netherlands - 3.39% of net assets applicable to common unitholders
Business Services - 4.31% of total investments
2,449	A	AerCap Holdings N.V.	$153,479

Total Netherlands (cost $136,458)			$153,479

United States - 72.22% of net assets applicable to common unitholders
Amusement and Recreation Services - 2.97% of total investments
910		Churchill Downs, Inc.	$105,596

Auto, Dealers & Gas - 2.25% of total investments
1,134	A	Carmax, Inc.	80,208

Business Services - 8.97% of total investments
4,732	A	Copart, Inc.	203,902
2,084		Fidelity National Information Services, Inc.	115,183

Chemicals & Allied - 4.51% of total investments
233		NewMarket Corp.	106,024
1,705		Perrigo Company PLC	54,475

Electronic & Equipment - 13.94% of total investments
1,133		Amphenol Corp.	95,161
1,599		Otis Worldwide Corp.	128,416
1,286		Skyworks Solutions, Inc.	126,787
389		Lennox International, Inc.	145,657

Fabricated Metal Products - 1.88% of total investments
1,345	A	Ball Corp.	66,954

Food and Kindred Products - 8.58% of total investments
1,038		Brown-Forman Corp.	59,882
1,425		Lamb Weston Holdings, Inc.	131,756
1,328	A	Post Holdings, Inc.	113,863

General Merchandise Store - 2.85% of total investments
953	A	Dollar Tree, Inc.	101,447

Holdging & Other Investment Offices - 2.62% of total investments
1,261	A	CBRE Group, Inc.	93,137

Industrial & Commercial Machinery & Computer Equipment - 1.95% of total investments
1,684	A	BellRing Brands, Inc.	69,431

Insurance Agents, Brokers and Services - 2.76% of total investments
2,173		Moelis & Company	98,067

Insurance Carriers - 2.24% of total investments
779	A	Cincinnati Financial Corp.	79,684

Measuring, Analytics, & Control Instruments - 2.59% of total investments
336		Waters Corp.	92,135

Mining and Quarrying of Nonmetallic Minerals, Except Fuels - 4.58% of total investments
806		Vulcan Materials Company	162,828

Miscellaneous Manufacturing Industries - 5.60% of total investments
1,422		Armstrong World Industries, Inc.	102,384
1,463		Hasbro, Inc.	96,763

Motor Freight Transportation and Warehousing - 4.61% of total investments
401		Old Dominion Freight Line, Inc.	164,065

Personal Services - 2.48% of total investments
542		UniFirst Corp.	88,351

Primary Metal Industry - 3.01% of total investments
846		M&T Bank Corp.	106,977

Rubber and Miscellaneous Plastic Products - 7.35% of total investments
790		AptarGroup, Inc.	98,782
1,732		Entegris, Inc.	162,652

Wholesale Trade-Durable Goods - 6.02% of total investments
1,822		Allison Transmission Holdings, Inc.	107,607
299		Pool, Corp.	106,472

Total United States (cost $3,188,490)			$3,264,646

TOTAL COMMON STOCK (cost $3,443,719)			$3,558,993

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents Mid Cap Core Portfolio I

Schedule of Investments		(concluded)			September 30, 2023 (Unaudited)

		Total investments (78.73% of net assets)			$3,558,993
		Other assets less liabilities (21.27% of net assets)			961,603

		Net assets applicable to common unitholders - 100%			$4,520,596

Open Futures		Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Appreciation (Depreciation)
Futures Contracts
3 Equity Index Contracts		E-Mini S&P Midcap 400 Index	12/15/23	$756,600	$(23,895)

		The underlying notional amount at value of open long futures contracts is 16.74% of net assets applicable to common unitholders.

	A	Non-dividend producing security.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents Small Cap Core Portfolio I

Schedule of Investments		(continued)	September 30, 2023 (Unaudited)

COMMON STOCKS - 79.66% of net assets applicable to common unitholders
Shares		Issuer	Value

Bermuda - 3.77% of net assets applicable to common unitholders
Insurance Carriers - 2.36% of total investments
920		AXIS Capital Holdings Ltd.	$51,860
255		RenaissanceRe Holdings Ltd.	50,470

Total Bermuda (cost $86,498)			$102,330

United States - 75.89% of net assets applicable to common unitholders		(continued)
Auto, Dealers & Gas - 2.15% of total investments
2,300		Magnolia Oil & Gas Corp.	$52,693

Building Contractors General - 2.33% of total investments
1,070		M.D.C. Holdings, Inc.	44,116

Business Services - 11.30% of total investments
540		Insperity, Inc.	52,704
1,570	A	Cerence, Inc.	31,981
760	A	Envestnet, Inc	33,463
590		AMN Healthcare Services, Inc.	50,256
600		ASGN, Inc.	49,008

Chemicals & Allied - 11.84% of total investments
640		Cabot Corp.	44,333

Depository Institutions - 7.64% of total investments
770		Prosperity Bancshares, Inc.	42,027
810	A	Texas Capital Bancshares, Inc.	47,709
1,450		United Bankshares, Inc.	40,006
1,820		United Community Banks, Inc.	46,246

Electronic & Equipment - 12.62% of total investments
490		Advanced Energy Industries, Inc.	50,529
660	A	Diodes, Inc.	52,034
880	A	Mercury Systems, Inc.	32,639
800	A	Rambus, Inc.	44,632
280		Universal Display Corp.	43,957
1,560		Tower Semiconductor Ltd	38,314

Electric, Gas & Sanitary Services - 4.70% of total investments
510		IDACORP, Inc.	47,762
1,490		Avista Corp.	48,231

Engineering, Accounting, Research, Management, and Related Services - 6.84% of total investments
740	A	WNS (Holdings) Limited	50,660
2,350	A	Exelixis, Inc.	51,348
1,670		Forrester Research, Inc.	48,263
510		NV5 Global, Inc.	49,077

Fabricated Metal Products - 4.87% of total investments
1,870	A	PGT Innovations, Inc.	51,893

Food Stores - 1.19% of total investments
3,730		The Duckhorn Portfolio, Inc	38,270

Health Services - 7.37% of total investments
2,430		HealthStream, Inc.	52,439
460		U.S. Physical Therapy, Inc.	42,196
620	A	Addus HomeCare Corp.	52,818

Holding & Other Investments Offices- 4.68% of total investments
6,890	A	InnovAge Holding Corp.	41,271
2,540		NETSTREIT Corp.	39,573
550		Innovative Industrial Properties, Inc.	41,613

Hotels, Rooming Houses, Camps and Other Lodging Places- 2.36% of total investments
760		Monarch Casino & Resort, Inc.	47,196

Industrial & Commercial Machinery & Computer Equipment - 2.19% of total investments
280		Alamo Group, Inc.	48,401

Insurance Carriers- 8.25% of total investments
850		First American Financial Corp.	48,017
350		Reinsurance Group of America, Inc.	50,817
1,630	A	Frontdoor, Inc.	49,862

Measuring, Analytics & Controls Instruments - 3.61% of total investments
897		Globus Medical, Inc.	44,536

Miscellaneous Manufacturing Industries - 2.43% of total investments
940		Johnson Outdoors, Inc.	51,409

Personal Services - 1.97% of total investments
3,160		Healthcare Services Group, Inc.	32,959

Real Estate - 2.13% of total investments
1,560		Marcus & Millichap, Inc.	45,770

Social Services - 2.02% of total investments
700	A	HealthEquity, Inc.	51,135

Transportation Services - 2.24% of total investments
560		Hub Group, Inc.	43,982

Transportation Equipment - 2.19% of total investments
1,620		Gentex Corp.	52,715
1,990		Atmus Filtration Technologies Inc	41,490

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents Small Cap Core Portfolio I

Schedule of Investments		(concluded)			September 30, 2023 (Unaudited)

Total United States (cost $2,320,619)					$2,060,350

TOTAL COMMON STOCKS (cost $2,407,117)					$2,162,680

		Total investments (79.66% of net assets)			$2,162,680
		Other assets less liabilities (20.34% of net assets)			552,090

		Net assets applicable to common unitholders - 100%			$2,714,770

Open Futures		Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Appreciation (Depreciation)
Futures Contracts
5 Equity Index Contracts		Russell 2000 Mini Index	12/15/23	$450,200	$(17,888)

	The underlying notional amount at value of open long futures contracts is 16.66% of net assets applicable to common unitholders.

	A	Non-dividend producing security.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents	September 30, 2023 (Unaudited)

Statement of Assets and Liabilities	(continued)

		International Portfolio I	Large Cap Core Portfolio I	Large Cap Growth Portfolio I	Large Cap Value Portfolio I

Assets:
	Investments at market value	$1,717,921	$4,566,960	$5,564,800	$4,516,195
	Cash and cash equivalents	550,825	1,387,446	1,275,420	1,136,791
	Cash restricted for futures contracts	58,443	211,154	227,633	186,146
	Interest and dividends receivable	3,793	2,731	483	9,616
	Receivable for investment sold	-	-	56,359	-
	Receivable for operating expeses reimbursed	19,268	13,666	12,594	18,350
	Prepaid and other assets	3,847	3,432	4,107	2,581

	Total assets	2,354,097	6,185,389	7,141,396	5,869,679

Liabilities:	Investment advisory fees payable	796	2,084	2,405	1,978
	Payable for investment purchased	-	-	33,845	-
	Due to broker	14,275	51,450	58,298	33,888
	Variation margin payable	1,800	2,700	315	5,775
	Professional fees	14,516	28,438	30,686	35,926
	Sub-transfer agent fees	3,741	3,758	3,738	3,741
	Reporting fees	5,647	11,126	13,073	12,725
	Directors fees	699	1,127	1,210	1,391
	Accrued expenses and other liabilities	1,399	1,741	1,944	1,984

	Total liabilities	42,873	102,424	145,514	97,408

Net Assets Applicable to Common Unitholders		$2,311,224	$6,082,965	$6,995,882	$5,772,271

Net Assets Applicable
to Common Unitholders:
	Paid-in-Capital	$2,389,545	$(1,535,802)	$(2,469,819)	$(589,298)
	Total Distributable Earnings (Accumulated Loss)	(78,321)	7,618,767	9,465,701	6,361,569

	Net assets applicable to common unitholders	$2,311,224	$6,082,965	$6,995,882	$5,772,271

	Net assets per class:
	Class A units	$2,311,224	$4,215,936	$5,120,570	$4,220,876
	Class L units	-	1,867,029	1,875,312	1,551,395

	Net assets applicable to common unitholders	$2,311,224	$6,082,965	$6,995,882	$5,772,271

	Units outstanding at end of the year:
	Class A units	260,738	127,789	138,476	188,095
	Class L units	-	54,318	54,310	71,570

	Net asset value per unit:
	Class A units	$8.86	$32.99	$36.98	$22.44
	Class L units	$-	$34.37	$34.53	$21.68

	Maximum public offering price per unit:
	Class A units (net asset value divided by 0.95)	$9.33	$34.73	$38.92	$23.62

	Investments at cost	$1,744,011	$3,336,669	$4,655,581	$3,485,060

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents		September 30, 2023 (Unaudited)

Statement of Assets and Liabilities (concluded)

		Mid Cap	Small Cap
		Core Portfolio I	Core Portfolio I

Assets:
	Investments at market value	$3,558,993	$2,162,680
	Cash and cash equivalents	876,929	480,956
	Cash restricted for futures contracts	128,039	93,204
	Interest and dividends receivable	1,411	2,901
	Receivable for operating expeses reimbursed	20,414	19,607
	Prepaid and other assets	2,039	1,585
	Total assets	4,587,825	2,760,933

Liabilities:	Investment advisory fees payable	1,540	921
	Due to broker	20,355	15,438
	Variation margin payable	3,540	2,450
	Professional fees	26,237	16,318
	Sub-transfer agent fees	3,736	3,750
	Reporting fees	9,317	5,598
	Directors fees	933	639
	Custodian fees	12	7
	Accrued expenses and other liabilities	1,559	1,042
	Total liabilities	67,229	46,163

Net Assets Applicable to Common Unitholders		$4,520,596	$2,714,770

Net Assets Applicable to Common Unitholders:
	Paid-in -Capital	$(2,270,638)	$(1,273,694)
	Total Distributable Earnings (Accumulated Loss)	6,791,234	3,988,464
	Net assets applicable to common unitholders	$4,520,596	$2,714,770

	Net assets per class:
	Class A units	$3,101,293	$2,714,770
	Class L units	1,419,303	-
	Net assets applicable to common unitholders	$4,520,596	$2,714,770

	Units outstanding at end of the year:
	Class A units	81,015	100,021
	Class L units	42,055	-

	Net asset value per unit:
	Class A units	$38.28	$27.14
	Class L units	$33.75	$-

	Maximum public offering price per unit:
	Class A units (net asset value divided by 0.95)	$40.30	$28.57

	Investments at cost	$3,443,719	$2,407,117

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents		For the period from April 1, 2023 to September 30, 2023 (Unaudited)

Statement of Operations (continued)

		International	Large Cap	Large Cap	Large Cap
		Portfolio I	Core Portfolio I	Growth Portfolio I	Value Portfolio I

Investment income:	Interest from unaffiliated issuers	$276	$575	$694	$626
	Dividends	43,490	29,053	14,353	77,809
	Tax withheld	(7,385)	(3,300)	(1,417)	(8,525)
	Total income	$36,381	$26,328	$13,630	$69,910

Expenses:	Investment advisory fees	$13,718	$30,915	$36,749	$32,957
	Administration fees	2,117	4,748	5,690	5,063
	Sub-transfer agent fees	7,560	7,560	7,560	7,560
	Custodian fees	436	999	1,194	1,067
	Professional fees	15,130	28,407	33,370	31,483
	Directors fees and expenses	1,469	2,944	3,473	3,341
	Reporting fees	2,496	5,068	6,079	5,558
	Insurance expenses	831	1,812	1,976	2,013
	Other	775	1,286	1,669	1,866
	Total expenses	44,532	83,739	97,760	90,908
	Waived fees and reimbursed expenses*	(19,824)	(28,162)	(30,978)	(31,574)
	Net expenses after waived fees and reimbursed expenses	24,708	55,577	66,782	59,334

Net Investment Income (Loss):		11,673	(29,249)	(53,152)	10,576

Realized Gain (Loss) &	Net realized gain (loss) on investments	117,984	208,094	235,042	289,955
Unrealized Appreciation	Net realized gain (loss) on futures contracts	8,395	133,925	264,238	73,115
(Depreciation) on Investments	Change in unrealized net appreciation (depreciation) on investments	(185,244)	132,127	301,059	(535,301)
and Futures Contracts:	Change in unrealized net appreciation (depreciation) on futures contracts	(37,405)	(116,463)	(163,614)	(93,068)
	Net gain (loss) on investments and futures contracts	(96,270)	357,683	636,725	(265,299)

	Net increase (decrease) in net assets resulting from operations applicable to common unitholders	$(84,597)	$328,434	$583,573	$(254,723)

	* Refer to Note 2 for expenses subject to future reimbursement by the Portfolios

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents	For the period from April 1, 2023 to September 30, 2023 (Unaudited)

Statement of Operations (concluded)

		Mid Cap	Small Cap
		Core Portfolio I	Core Portfolio I

Investment income:	Interest from unaffiliated issuers	$463	$258
	Dividends	24,473	17,466
	Tax withheld	(2,765)	(1,543)
	Total income	$22,171	$16,181

Expenses:	Investment advisory fees	$25,165	$14,572
	Administration fees	3,864	2,241
	Sub-transfer agent fees	7,559	7,560
	Custodian fees	815	468
	Professional fees	24,115	15,277
	Directors fees and expenses	2,473	1,482
	Reporting fees	4,319	2,673
	Insurance expenses	1,504	888
	Other	1,066	780
	Total expenses	70,880	45,941
	Waived fees and reimbursed expenses*	(25,817)	(19,693)
	Net expenses after waived fees and reimbursed expenses	45,063	26,248

Net Investment Loss:		(22,892)	(10,067)

Realized Gain (Loss) & Unrealized	Net realized gain (loss) on investments	109,266	(82,991)
Appreciation (Depreciation)	Net realized gain (loss) on futures contracts	50,570	20,075
on Investments and Futures	Change in unrealized net appreciation (depreciation) on investments	157,738	(86,169)
Contracts:	Change in unrealized net appreciation (depreciation) on futures contracts	(65,995)	(33,968)
	Net gain (loss) on investments and futures contracts	251,579	(183,053)

	Net increase (decrease) in net assets resulting from operations applicable to common unitholders	$228,687	$(193,120)

	* Refer to Note 2 for expenses subject to future reimbursement by the Portfolios

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Statement of Changes in Net Assets		International Portfolio I

		For the period
		from April 1,	For the fiscal year
		2023 to	ended March 31,
		September 30,	2023
		2023 (Unaudited)
Increase (Decrease) in Net Assets:

	Net investment income (loss)	$11,673	$754
	Net realized gain (loss) on investments	117,984	(187,536)
	Net realized gain (loss) on futures contracts	8,395	(17,175)
	Change in unrealized net appreciation (depreciation) on investments	(185,244)	(59,295)
	Change in unrealized net appreciation (depreciation) on futures contracts	(37,405)	(16,785)

	Net increase (decrease) in net assets resulting from operations	(84,597)	(280,037)

Dividends to Common

Unitholders From	Class A	(721)	-

Net Investment Income:

Units

transactions-net :	Class A	(643,100)	(578,248)

Net Assets:
	Net increase (decrease) in net assets applicable to common unitholders	(728,418)	(858,285)

	Balance at the beginning of the period/year	3,039,642	3,897,927

	Balance at the end of period/year	$2,311,224	$3,039,642

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Statement of Changes in Net Assets		Large Cap Core Portfolio I

		For the period from
		April 1, 2023 to	For the fiscal year
		September 30, 2023	ended March 31, 2023
Increase (Decrease) in Net Assets:		(Unaudited)

	Net investment income ( loss)	$(29,249)	$(49,818)
	Net realized gain (loss) on investments	208,094	(51,542)
	Net realized gain (loss) on futures contracts	133,925	(113,895)
	Change in unrealized net appreciation (depreciation) on investments	132,127	(794,380)
	Change in unrealized net appreciation (depreciation) on futures contracts	(116,463)	(39,132)

	Net increase (decrease) in net assets resulting from operations	328,434	(1,048,767)

Units	Class A	(344,712)	(298,634)
transactions-net :	Class L	-	-

		(344,712)	(298,634)

Net Assets:

	Net increase (decrease) in net assets applicable to common unitholders	(16,278)	(1,347,401)

	Balance at the beginning of the period/year	6,099,243	7,446,644

	Balance at the end of period/year	$6,082,965	$6,099,243

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Statement of Changes in Net Assets		Large Cap Growth Portfolio I

		For the period from
		April 1, 2023 to	For the fiscal year
		September 30, 2023	ended March 31,
		(Unaudited)	2023
Increase (Decrease) in Net Assets:

	Net investment income (loss)	$(53,152)	$(88,843)
	Net realized gain (loss) on investments	235,042	125,476
	Net realized gain (loss) on futures contracts	264,238	(406,050)
	Change in unrealized net appreciation (depreciation) on investments	301,059	(956,199)
	Change in unrealized net appreciation (depreciation) on futures contracts	(163,614)	144,531

	Net increase (decrease) in net assets resulting from operations	583,573	(1,181,085)

Units	Class A	(786,887)	(186,945)
transactions-net :	Class L	-	-

		(786,887)	(186,945)

Net Assets:
	Net increase (decrease) in net assets applicable to common unitholders	(203,314)	(1,368,030)

	Balance at the beginning of the period/year	7,199,196	8,567,226

	Balance at the end of period/year	$6,995,882	$7,199,196

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Statement of Changes in Net Assets		Large Cap Value Portfolio I

		For the period from
		April 1, 2023 to	For the fiscal year
		September 30, 2023	ended March 31, 2023
Increase (Decrease) in Net Assets:		(Unaudited)

	Net investment income (loss)	$10,576	$3,833
	Net realized gain (loss) on investments	289,955	59,917
	Net realized gain (loss) on futures contracts	73,115	(210,637)
	Change in unrealized net appreciation (depreciation) on investments	(535,301)	(694,791)
	Change in unrealized net appreciation (depreciation) on futures contracts	(93,068)	77,240

	Net increase (decrease) in net assets resulting from operations	(254,723)	(764,438)

Dividends to Common
Unitholders From	Class A	(3,464)	-
Net Investment Income:	Class L	(171)	-

		(3,635)	-

Units	Class A	(895,063)	(293,068)
transactions-net :	Class L	146	-

		(894,917)	(293,068)

Net Assets:
	Net increase (decrease) in net assets applicable to common unitholders	(1,153,275)	(1,057,506)

	Balance at the beginning of the period/year	6,925,546	7,983,052

	Balance at the end of period/year	$5,772,271	$6,925,546

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Statement of Changes in Net Assets		Mid Cap Core Portfolio I

		For the period from
		April 1, 2023 to	For the fiscal year
		September 30, 2023	ended March 31, 2023
Increase (Decrease) in Net Assets:		(Unaudited)

	Net investment income (loss)	$(22,892)	$(48,559)
	Net realized gain (loss) on investments	109,266	(14,158)
	Net realized gain (loss) on futures contracts	50,570	(71,800)
	Change in unrealized net appreciation (depreciation) on investments	157,738	(116,155)
	Change in unrealized net appreciation (depreciation) on futures contracts	(65,995)	(9,480)

	Net increase (decrease) in net assets resulting from operations	228,687	(260,152)

Units	Class A	(833,136)	(276,622)
transactions-net :	Class L	-	-

		(833,136)	(276,622)

Net Assets:

	Net increase (decrease) in net assets applicable to common unitholders	(604,449)	(536,774)

	Balance at the beginning of the period/year	5,125,045	5,661,819

	Balance at the end of period/year	$4,520,596	$5,125,045

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Statement of Changes in Net Assets		Small Cap Core Portfolio I

		For the period from
		April 1, 2023 to	For the fiscal year
		September 30, 2023	ended March 31, 2023
Increase (Decrease) in Net Assets:		(Unaudited)

	Net investment income (loss)	$(10,067)	$(22,955)
	Net realized gain (loss) on investments	(82,991)	(133,545)
	Net realized gain (loss) on futures contracts	20,075	(75,075)
	Change in unrealized net appreciation (depreciation) on investments	(86,169)	18,268
	Change in unrealized net appreciation (depreciation) on futures contracts	(33,968)	(11,565)

	Net increase (decrease) in net assets resulting from operations	(193,120)	(224,872)

Units	Class A	(166,580)	(343,219)
transactions-net :	Class L	-	-

		(166,580)	(343,219)

Net Assets:

	Net increase (decrease) in net assets applicable to common unitholders	(359,700)	(568,091)

	Balance at the beginning of the period/year	3,074,470	3,642,561

	Balance at the end of period/year	$2,714,770	$3,074,470

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2023 to September 30, 2023 (Unaudited)

1.	Reporting Entity and Significant Accounting Policies:

Multi-Select Securities Fund for Puerto Rico Residents (the “Fund”) is a non-diversified open-end investment trust, established under the laws of the Commonwealth of Puerto Rico (the “Commonwealth” or “Puerto Rico”) and is registered as an investment company under the 1940 Act, as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended. The Fund was incorporated on March 22, 2004, and commenced operations on June 22, 2004.

Since May 14, 2021, the Fund consists of six separately managed pools of assets (each a “Portfolio”). Each Portfolio is a management investment company registered under the 1940 Act. An investor may invest in one or more of the following Portfolios:

International Portfolio I

Large Cap Core Portfolio I

Large Cap Growth Portfolio I

Large Cap Value Portfolio I

Mid Cap Core Portfolio I

Small Cap Core Portfolio I

Units in each Portfolio are offered separately. Each Portfolio’s investment objective is long-term growth of capital. There is no assurance that the Portfolios will achieve their investment objective.

Each Portfolio is divided into a Puerto Rico securities portion (the “Puerto Rico Securities Portion”) and an equity portion (consisting of non-Puerto Rico equity securities, the “Equity Portion”). The Fund uses a variation of what has been termed a “multi manager” approach with regard to the Equity Portion of each Portfolio. The Equity Portion of each Portfolio is managed by a sub-adviser. The Fund has established six accounts (each an “Account”) at JP Morgan Chase Bank, N.A. (each Portfolio’s sub-custodian). Each Portfolio has its own account and sub-adviser. UBS Asset Managers of Puerto Rico (“UBS AMPR” or the “Investment Adviser”) established the specific investment style for each Account and chose the sub-advisers.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended the trading of its securities pending its registration under the 1933 Act.

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The Fund is an investment company that applies the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Net Asset Value per Unit

The net asset value (“NAV”) per unit of each Portfolio is determined daily by UBS Trust Company of Puerto Rico (“UBSTC” or the “Administrator” or the “Transfer Agent”) after the close of trading on the New York Stock Exchange (“NYSE”), or if such day is not a business day in New York or Puerto Rico, on the next succeeding

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2023 to September 30, 2023 (Unaudited)

business day. The NAV per unit is computed by dividing the total assets of each Portfolio, less its liabilities, by the total number of outstanding units of such Portfolio.

Cash and Cash equivalents

The Fund considers highly liquid investments with original maturities at the time of purchase of three months or less to be cash equivalents.

Valuation of Investments

All securities are valued by UBSTC on the basis of valuations provided by pricing services or dealers which were approved by Fund management and the Board of Directors. Specifically, equity securities are valued based on the last quoted sales prices as of the close of trading on the valuation date. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board of Directors. The policies and procedures set forth the mechanisms and processes to be employed on a daily basis related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Committee reports to the Board of Directors on a regular basis. At September 30, 2023, no securities were fair valued by the Committee.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three broad levels listed below.

●

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the asset occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

●

Level 2 - Significant inputs other than quoted prices included in Level 1 that are observable (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.), either directly or indirectly.

●

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These are developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Committee. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets measured at fair value:

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2023 to September 30, 2023 (Unaudited)

Equity securities and exchange traded funds: Equity securities and exchange traded funds with quoted market prices obtained from an active exchange market are classified as Level 1.

Long Futures contracts: Long futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade and are classified as Level 1.

The following is a summary of the inputs used as of September 30, 2023, in valuing the Fund’s assets carried at fair value:

	Investments in Securities				Investments in Long Futures Contracts
Portfolios	Level 1	Level 2	Level 3	Sub-Total	Level 1	Total
	Common Stocks				Long Futures Contracts*
International Portfolio I	$1,717,921	-	-	$1,717,921	$(16,075)	$1,701,846
Large Cap Core Portfolio I	4,566,960	-	-	4,566,960	(54,150)	4,512,810
Large Cap Growth Portfolio I	5,564,800	-	-	5,564,800	(58,613)	5,506,187
Large Cap Value Portfolio I	4,516,195	-	-	4,516,195	(39,663)	4,476,532
Mid Cap Core Portfolio I	3,558,993	-	-	3,558,993	(23,895)	3,535,098
Small Cap Core Portfolio I	2,162,680	-	-	2,162,680	(17,888)	2,144,792

*

Includes cumulative appreciation (depreciation) of long futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities in variation margin receivable/payable.

There were no Level 3 securities for the period from April 1, 2023 to September 30, 2023.

There were no transfers between levels for the period from April 1, 2023 to September 30, 2023.

Taxation

As a registered investment company under the 1940 Act, each Portfolio will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as each Portfolio intends to meet this distribution requirement, the income earned by each Portfolio is not subject to Puerto Rico income tax at the Fund level.

In addition, in the opinion of the Fund’s legal counsel, the Fund is not required to file a U.S. federal income tax return. Each Portfolio is, however, subject to a 30% U.S. federal income tax on certain types of income from sources within the United States, such as dividends and interest. However, interest that qualifies as “portfolio interest” is not subject to the 30% income tax. In addition, dividends from sources within the United States may qualify for a reduced 10% rate if certain conditions are met. Such income is reflected in the Statement of Operations net of the applicable U.S. federal tax withholding. Individual unitholders may be subject to an alternate basic tax on certain fund distributions. Puerto Rico entities taxed as corporations are entitled to claim a deduction of 85% of the amount received as dividends, but no greater than 85% of the corporation’s net income. Fund unitholders are advised to consult their own tax advisers.

Distributions to Unitholders

Each Portfolio intends to distribute to its unitholders substantially all of such Portfolio’s net income; provided, however, that such Portfolio may elect to distribute less of its net income if, in the judgment of the Investment Adviser, such reduced distribution is in the best economic interests of such Portfolio’s unitholders. Such distributions, if any, shall be paid by the Fund on no less than an annual basis. Distributions on units will be reinvested automatically in full or fractional units of the same Portfolio at the NAV per unit determined on the ex-dividend date.

Units Subscriptions and Redemptions

The Fund offers two classes of units of Common Stock: Class A units and Class L units. Units are generally sold at their NAV, which is determined daily after the close of trading on the NYSE (or if such day is not a business day in New York or Puerto Rico, on the next succeeding business day). In the event that at any time there are no issued and outstanding units of a particular class of a Portfolio of the Fund, units of such class of such Portfolio will be sold at $10.00 per unit. Once any units of such class of such Portfolio are sold and the proceeds are invested by the Portfolio, and so long as any units of such class of such Portfolio are outstanding, all future sales of units of such class of such Portfolio shall be sold at NAV. Assuming that there are

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2023 to September 30, 2023 (Unaudited)

outstanding units of each class for each Portfolio, (i) Class A units are sold at NAV with an initial sales charge of up to 5.00% and are only available to investors investing more than $5,000, with a minimum of $500 in a given Portfolio and are subject to a minimum balance requirement of $500 in a given Portfolio and (ii) Class L units are sold at NAV with no initial sales charge and are available to investors investing more than $1,000,000, with a minimum of $500 in a given Portfolio, and are subject to a minimum balance requirement of $500 in a given Portfolio. Subsequent purchases of Class A and Class L units in a given Portfolio must be made in amounts of at least $100.

No redemption fees were collected from Class A and Class L for the period from April 1, 2023, to September 30, 2023.

Long Futures Contracts

Long futures contracts provide for the future exchange of a specified security at a specified future time and at a specified price. Stock index long futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes an unrealized gain or loss which includes the daily variation margin until the contract is closed out, at which time the Fund realizes a gain or loss. There are several risks accompanying the utilization of futures contracts. First, positions in futures contracts may be closed only on an exchange. While the Fund plans to utilize long futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time.

Furthermore, because, by definition, long futures contracts look to projected price levels in the future and not to current levels or valuation, market circumstances may result in there being a discrepancy between the price of the future and the movement in the underlying instrument or index. The absence of a perfect price correlation between the futures contract and its underlying instrument or index could stem from investors choosing to close long futures contracts by offsetting transactions rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit on several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The Portfolios enter into stock index long futures contracts that are traded on public exchanges. By investing in long futures contracts, the Investment Adviser attempts to achieve a risk and return profile for the Portfolios that approximates the result that might be achieved by investing the assets of the Puerto Rico Securities Portion in the securities comprising the stock index used as a benchmark for the relevant investment strategy and investing the assets of the Equity Portion in the assets selected by the sub-advisers or the Investment Adviser, as the case may be.

Other

Investment transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Realized gains and losses on investment transactions are determined on the average cost method for the futures contracts, equity securities, and exchange traded funds. Interest income is accrued on a daily basis, except when collection is not expected. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Dividends received from entities outside Puerto Rico are presented net of any applicable withholding taxes.

Income and expenses of each Portfolio, other than class-specific expenses, and realized and unrealized gains and losses on investments, are allocated daily to each class of units based upon the NAV of outstanding units

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2023 to September 30, 2023 (Unaudited)

of each class at the beginning of the day. Fund expenses are allocated between each Portfolio based upon the total assets of each Portfolio.

2.	Investment Advisory, Administrative, Custodian, Distribution, Unit Holder Servicing, and Transfer Agency Agreements, and Other Transactions with Affiliates

Investment Advisory Fees

The Fund has entered into an Investment Advisory Agreement with the Investment Adviser to provide investment advisory services to the Fund in exchange for a fee not to exceed 1.00% of each Portfolio’s average weekly net assets. UBS AMPR provides day-to-day management of the Puerto Rico Securities Portion of each Portfolio. With respect to the Equity Portion of each Portfolio, which consists entirely of non-Puerto Rico securities, the Fund has entered into investment sub-advisory agreements with various sub-advisers.

The sub-advisers for the Equity Portion of each Portfolio are the following:

Portfolios	Portfolio Manager

International Portfolio I	Cambiar Investors, LLC
Large Cap Core Portfolio I	Atalanta Sosnoff Capital, LLC
Large Cap Growth Portfolio I	Winslow Capital Management, LLC
Large Cap Value Portfolio I	The London Company of Virginia, LLC
Mid Cap Core Portfolio I	The London Company of Virginia, LLC
Small Cap Core Portfolio I	Cambiar Investors, LLC

These sub-advisers are responsible for the day-to-day investment management of the Equity Portion of each Portfolio. From the total advisory fee, the Investment Adviser pays the sub-advisers a fee in accordance with the terms of the respective sub-advisory agreements.

For the period from April 1, 2023 to September 30, 2023, gross, waived and net investment advisory fees, calculated as a percentage of average weekly net assets, are indicated below:

	International Portfolio I	Large Cap Core Portfolio I	Large Cap Growth Portfolio I	Large Cap Value Portfolio I

Annual Gross Fees	$13,718	$30,915	$36,749	$32,957
Fees waived by Investment Adviser	(8,231)	(18,549)	(22,050)	(19,774)

Net fees	$5,487	$12,366	$14,699	$13,183

Effective annual rate	0.20%	0.20%	0.19%	0.20%

	Mid Cap Core Portfolio I	Small Cap Core Portfolio I

Annual Gross Fees	$25,165	$14,572
Fees waived by Investment Adviser	(15,099)	(8,743)

Net fees	$10,066	$5,829

Effective annual rate	0.20%	0.20%

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2023 to September 30, 2023 (Unaudited)

Administration Fees

UBSTC also provides administrative, custody, and transfer agency services (collectively “Administration Fees”) pursuant to Administration, Custodian and Transfer Agency, Registrar, and Shareholder Servicing Agreements. The transfer agent has engaged BNY Mellon Investment Servicing US Inc. (“BNYM”) to act as recordkeeping and shareholder servicing agent for the Fund. The compensation paid by the Fund to the transfer agent under the Transfer Agency, Registrar, and Shareholder Servicing Agreement is equal to the compensation that the transfer agent is required to pay to BNYM, from time to time, for services to the Fund. UBSTC provides facilities and personnel to the Fund for the performance of Administrator duties. The administration fees will not exceed 0.15% of the Portfolio’s average weekly net assets. For the period from April 1, 2023, to September 30, 2023, gross, waived, and net administration fees, calculated as a percentage of average weekly net assets, are indicated below:

	International Portfolio I	Large Cap Core Portfolio I	Large Cap Growth Portfolio I	Large Cap Value Portfolio I

Annual Gross Fees	$2,117	$4,748	$5,690	$5,063
Fees waived by Administrator	(2,117)	(4,748)	(5,690)	(5,063)

Net fees	$-	$-	$-	$-

Effective annual rate	0.00%	0.00%	0.00%	0.00%

	Mid Cap Core Portfolio I	Small Cap Core Portfolio I

Annual Gross Fees	$3,864	$2,241
Fees waived by Administrator	(3,864)	(2,241)

Net fees	$-	$-

Effective annual rate	0.00%	0.00%

Expense Limitation Agreement

UBSTC and the Fund have entered into an agreement (the “Expense Limitation Agreement”) whereby UBSTC agrees to reduce its compensation as set forth in the Investment Advisory Agreement and to assume all or a portion of the ordinary operating expenses of the Fund (subject to future reimbursement by the Fund), including but not limited to shareholder services, custodial and transfer agency fees, legal, regulatory, and accounting fees, printing costs, and registration fees, but excluding taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions acquired fund fees and expenses and extraordinary expenses (“Other Expenses”) to the extent necessary to maintain the Fund’s total annual fund operating expenses less Other Expenses at a level which is no greater than 1.75% of the daily net assets attributable to total annual Fund operating expenses. The Fund will reimburse UBSTC for Other Expenses paid by UBSTC when total annual Fund operating expenses less Other Expenses fall below the expense limitation; provided that such reimbursement is made within three years after UBSTC paid the expense. The excess expenses potentially reimbursable by UBSTC at September 30, 2023 are approximately $230,000 and are distributed as reflected in the table that follows. The Expense Limitation Agreement is effective through June 30, 2024, and may be renewed for successive one year periods.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2023 to September 30, 2023 (Unaudited)

International Portfolio I	03/31/24	03/31/25	03/31/26	Large Cap Core Portfolio I	03/31/24	03/31/25	03/31/26
Class A units	$-	$16,632	$20,289	Class A units	$-	$13,412	$11,834
Class L units	-	-	-	Class L units	1,775	7,325	4,886

Total	$-	$16,632	$20,289		$1,775	$20,737	$16,720

Large Cap Growth Portfolio I	03/31/24	03/31/25	03/31/26	Large Cap Value Portfolio I	03/31/24	03/31/25	03/31/26
Class A units	$-	$13,109	$13,918	Class A units	$-	$10,072	$18,108
Class L units	492	7,043	4,427	Class L units	289	5,751	5,598

Total	$492	$20,152	$18,345		$289	$15,823	$23,706

Mid Cap Core Portfolio I	03/31/24	03/31/25	03/31/26	Small Cap Core Portfolio I	03/31/24	03/31/25	03/31/26
Class A units	$-	$9,844	$16,885	Class A units	$-	$16,657	$20,189
Class L units	-	5,421	6,251	Class L units	-	-	-

Total	$-	$15,265	$23,136		$-	$16,657	$20,189

The net effect of the Expense Limitation Agreement was to decrease the operating expenses of the Fund and increase net investment gain for the period from April 1, 2023, to September 30, 2023.

Distribution Fees

UBSTC, as Administrator, has engaged UBS Financial Services Inc. (“UBS-FS”) to serve as distributor (“Distributor”) of the shares of common stock of the Fund. Pursuant to a Distributor Agreement, the Fund’s Investment Adviser, makes payments to the Distributor for the distribution of the Fund’s shares.

As of May 11, 2022, the distribution and/or service plan, which was previously in effect, was terminated.

Directors’ Fees

Certain Fund officers and directors are also officers and directors of UBSTC. The six (6) independent directors of the Fund’s Board of Directors are paid based upon an agreed fee up to $1,000 per Fund per Board meeting, plus expenses, and up to $500 per Audit Committee meeting, plus expenses. For the period from April 1, 2023, to September 30, 2023, the independent directors of the Fund were paid an aggregate compensation and expenses of $15,182. The Directors fee payable amounted to $6,000 as of September 30, 2023.

Other Transactions

During the period from April 1, 2023 to September 30, 2023, all purchases and sales of equity securities were investments of unaffiliated parties.

3. Unit Transactions

Unit transactions for the period from April 1, 2023 to September 30, 2023 and for the fiscal year ended March 31, 2023 were as follows:

International Portfolio I:
	For the period from April 1, 2023 to
	September 30, 2023		For the fiscal year ended March 31, 2023
	Units	Amount	Units	Amount

Class A:
Units Sold	-	$-	-	$-
Units Redeemed	(67,326)	(643,644)	(68,143)	(578,248)
Units Reinvested	57	544	-	-
Net decrease from capital share transactions	(67,269)	$(643,100)	(68,143)	$(578,248)

Large Cap Core Portfolio I:
	For the period from April 1, 2023 to
	September 30, 2023		For the fiscal year ended March 31, 2023
	Units	Amount	Units	Amount

Class A:
Units Sold	-	$-	-	$-
Units Redeemed	(10,143)	(344,712)	(9,808)	(298,634)
Net decrease from capital share transactions	(10,143)	$(344,712)	(9,808)	$(298,634)

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2023 to September 30, 2023 (Unaudited)

Large Cap Growth Portfolio I:
	For the period from April 1, 2023 to
	September 30, 2023		For the fiscal year ended March 31, 2023
	Units	Amount	Units	Amount

Class A:
Units Sold	-	$ -	-	$ -
Units Redeemed	(21,008)	(786,887)	(5,937)	(186,945)
Net decrease from capital share transactions	(21,008)	$ (786,887)	(5,937)	$ (186,945)

Large Cap Value Portfolio I:
	For the period from April 1, 2023 to
	September 30, 2023		For the fiscal year ended March 31, 2023
	Units	Amount	Units	Amount

Class A:
Units Sold	-	$ -	-	$ -
Units Redeemed	(38,412)	(897,525)	(12,832)	(293,068)
Units Reinvested	106	2,462	-	-
Net decrease from capital share transactions	(38,306)	$ (895,063)	(12,832)	$ (293,068)
Class L:
Units Sold	-	$ -	-	$ -
Units Redeemed	-	-	-	-
Units Reinvested	22	146	-	-
Net decrease from capital share transactions	22	$ 146	-	$ -

Mid Cap Core Portfolio I:
	For the period from April 1, 2023 to
	September 30, 2023		For the fiscal year ended March 31, 2023
	Units	Amount	Units	Amount

Class A:
Units Sold	-	$ -	-	$ -
Units Redeemed	(21,198)	(833,136)	(7,828)	(276,622)
Net decrease from capital share transactions	(21,198)	$ (833,136)	(7,828)	$ (276,622)

Small Cap Core Portfolio I:
	For the period from April 1, 2023 to
	September 30, 2023		For the fiscal year ended March 31, 2023
	Units	Amount	Units	Amount

Class A:
Units Sold	-	$ -	-	$ -
Units Redeemed	(5,864)	(166,580)	(12,414)	(343,219)
Net decrease from capital share transactions	(5,864)	$ (166,580)	(12,414)	$ (343,219)

Since April 2016, there are no Class L units outstanding for the International Portfolio I. However, Class L units are presently offered for purchase at a par value of $10.00 per unit.

Since December 2018, there are no Class L units outstanding for the Small Cap Core Portfolio. However, Class L units are presently offered for purchase at a par value of $10.00 per unit.

4. Securities Transactions

The cost of portfolio securities purchased and proceeds from sales of portfolio securities for the period from April 1, 2023, to September 30, 2023, were as follows:

Portfolios	Purchases	Sales

International Portfolio I	$516,893	$813,596
Large Cap Core Portfolio I	941,120	1,256,721
Large Cap Growth Portfolio I	2,141,955	2,565,092
Large Cap Value Portfolio I	376,908	769,940
Mid Cap Core Portfolio I	256,296	779,799
Small Cap Core Portfolio I	530,737	637,028

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2023 to September 30, 2023 (Unaudited)

5. Futures Contracts

The Fund engaged in the following transactions as of September 30, 2023, related to long futures contracts:

International Portfolio I	No. of Contracts	Notional Amount at Cost	Net Unrealized Loss	Variation Margin
				Asset	Liability
Balance at March 31, 2023	6	$607,860	$21,330	$2,730	$-
Purchases	12	1,284,865
Sales	(13)	(1,365,950)

Balance at end of the period*	5	$526,775	$(16,075)	$-	$1,800
* At September 30, 2023, the Portfolio had 5 Equity Index E-Mini MSCI EAFE long futures contracts that expire on December 15, 2023.

Large Cap Core Portfolio I	No. of Contracts	Notional Amount at Cost	Net Unrealized Gain (Loss)	Variation Margin
				Asset	Liability
Balance at March 31, 2023	5	$972,687	$62,313	$14,500	$-
Purchases	12	2,670,976
Sales	(11)	(2,290,288)

Balance at end of the period*	6	$1,353,375	$(54,150)	$-	$2,700
* At September 30, 2023, the Portfolio had 6 Equity Index E-Mini S&P 500 long futures contracts that expire on December 15, 2023.

Large Cap Growth Portfolio I	No. of Contracts	Notional Amount at Cost	Net Unrealized Gain (Loss)	Variation Margin
				Asset	Liability
Balance at March 31, 2023	11	$1,260,044	$105,001	$22,495	$-
Purchases	20	2,778,256
Sales	(22)	(2,761,132)

Balance at end of the period*	9	$1,277,168	$(58,613)	$-	$315
* At September 30, 2023, the Portfolio had 9 Equity Index Russell 1000 Mini long futures contracts that expire on December 15, 2023.

Large Cap Value Portfolio I	No. of Contracts	Notional Amount at Cost	Net Unrealized Gain (Loss)	Variation Margin
				Asset	Liability
Balance at March 31, 2023	18	$1,307,575	$53,405	$17,550	$-
Purchases	33	2,551,338
Sales	(36)	(2,688,400)

Balance at end of the period*	15	$1,170,513	$(39,663)	$-	$5,775
* At September 30, 2023, the Portfolio had 15 Equity Index Russell 1000 Mini long futures contracts that expire on December 15, 2023.

Mid Cap Core Portfolio I	No. of Contracts	Notional Amount at Cost	Net Unrealized Loss	Variation Margin
				Asset	Liability
Balance at March 31, 2023	4	$970,580	$42,100	$18,040	$-
Purchases	7	1,813,035
Sales	(8)	(2,003,120)

Balance at end of the period*	3	$780,495	$(23,895)	$-	$3,540
* At September 30, 2023, the Portfolio had 3 Equity Index E-Mini S&P Midcap 400 long futures contracts that expire on December 15, 2023.

Small Cap Core Portfolio I	No. of Contracts	Notional Amount at Cost	Net Unrealized Loss	Variation Margin
				Asset	Liability
Balance at March 31, 2023	6	$527,970	$16,080	$9,630	$-
Purchases	12	1,132,438
Sales	(13)	(1,192,320)

Balance at end of the period*	5	$468,088	$(17,888)	$-	$2,450
* At September 30, 2023, the Portfolio had 5 Equity Index Russell 2000 Mini long futures contracts that expire on December 15, 2023.

The following table represents the average underlying notional amount of long futures contracts during the period:

Portfolio	Average Notional Amount
International Portfolio I	$340,817
Large Cap Core Portfolio I	612,875
Large Cap Growth Portfolio I	726,231
Large Cap Value Portfolio I	682,692
Mid Cap Core Portfolio I	502,374
Small Cap Core Portfolio I	297,742

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2023 to September 30, 2023 (Unaudited)

The long futures contracts for each Portfolio are managed by UBS AMPR. These long futures contracts are equity contracts. The following tables present the effect of long futures contracts on the Statement of Operations for the period from April 1, 2023, to September 30, 2023, by underlying risk exposure:

Amount of net realized gain (loss) and unrealized net appreciation (depreciation) on long futures contracts recognized in income:

Portfolio	Risk Exposure	Derivative Contract	Net Realized Gain (Loss)	Change in Unrealized Net Appreciation (Depreciation)
International Portfolio I	Equity Index	Futures contract	$8,395	$(37,405)
Large Cap Core Portfolio I	Equity Index	Futures contract	133,925	(116,463)
Large Cap Growth Portfolio I	Equity Index	Futures contract	264,238	(163,614)
Large Cap Value Portfolio I	Equity Index	Futures contract	73,115	(93,068)
Mid Cap Core Portfolio I	Equity Index	Futures contract	50,570	(65,995)
Small Cap Core Portfolio I	Equity Index	Futures contract	20,075	(33,968)

The following table presents the amount of cash pledged as collateral for futures contracts on the Statement of Assets and Liabilities as of September 30, 2023:

Portfolio	Cash Restricted for Future Contracts
International Portfolio I	$58,443
Large Cap Core Portfolio I	211,154
Large Cap Growth Portfolio I	227,633
Large Cap Value Portfolio I	186,146
Mid Cap Core Portfolio I	128,039
Small Cap Core Portfolio I	93,204

6. Concentration of Risk

Concentration of risk that arises from financial instruments exists for groups of investments or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of risk arises from the Fund’s investment securities in relation to the location of issuers or the industries they are engaged in. The concentration by location of issuers and by industries is shown in the Schedule of Investments. At September 30, 2023, the Fund had cash due from UBSTC, consisting of a Time Deposit Open Account with Citibank Puerto Rico with an aggregate market value as follows:

Portfolios	Puerto Rico Investments	% of Net Assets

International Portfolio I	$427,168	18.48%
Large Cap Core Portfolio I	1,023,965	16.83%
Large Cap Growth Portfolio I	1,242,519	17.76%
Large Cap Value Portfolio I	1,063,689	18.43%
Mid Cap Core Portfolio I	784,450	17.35%
Small Cap Core Portfolio I	479,276	17.65%

These deposits were issued by entities located in Puerto Rico and are not guaranteed by the U.S. government or any of its subdivisions. However, they are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000.

Each Portfolio intends to invest at least 20% of its total assets in equity or taxable fixed-income securities, including cash equivalents, issued by Puerto Rico entities (i.e.; the “Puerto Rico Securities Portion”), and such investments will normally consist of cash equivalents. Therefore, the Fund is more susceptible to factors affecting issuers of Puerto Rico securities than an investment company that is not concentrated in Puerto Rico securities to such degree. However, if any Portfolio is unable to procure sufficient taxable securities issued by Puerto Rico issuers which meet the Portfolio’s investment criteria, in the opinion of the Investment Adviser, the

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2023 to September 30, 2023 (Unaudited)

Portfolio may acquire taxable securities of non-Puerto Rico issuers (i.e., the 50 States comprising the United States) which satisfy the Portfolio’s investment criteria, provided this does not result in a change to the tax considerations to Portfolio unitholders.

Common stocks and other similar equity securities generally are the riskiest investments in a company and they fluctuate in value more than bonds. A Portfolio could lose all of its investment in a company’s stock.

Certain entities or individuals currently may own (beneficially or of record) or control 5% or more of the units of the International Portfolio I, Large Cap Core Portfolio I, Large Cap Growth Portfolio I, Large Cap Value Portfolio I, Mid Cap Core Portfolio I, and Small Cap Core Portfolio I. Redemptions by these entities or individuals of their holdings in one or more of these Portfolios may impact such Portfolio’s liquidity and NAV. These redemptions may also force such Portfolio to sell securities.

7. Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments. Some of these requirements and limitations are imposed by statute or by regulation while others are imposed by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below.

Each Portfolio intends to invest up to 80% of its total assets in common stocks and other equity securities of U.S. or foreign companies and intends to invest at least 20% of its total assets in equity or taxable fixed-income securities issued by Puerto Rico entities. The Fund’s Investment Adviser will manage the Puerto Rico Securities Portion of each Portfolio directly.

Securities held in each Portfolio may be issued by Puerto Rico or U.S. issuers; generally the Portfolios invest primarily in securities of U.S. issuers, with the exception of the International Portfolio I, which primarily invests in sponsored or unsponsored American Depositary Receipts (“ADRs”) representing interests in securities of foreign issuers and foreign stocks.

Each Portfolio may make certain short-term high-quality investments of up to 100% of its assets for temporary or defensive purposes, subject to certain conditions. Temporary investments of each Portfolio will be invested in money market funds or other temporary investments and may lend its securities to qualified buyers. Each Portfolio also may invest in repurchase agreements, derivative instruments, and when issued and delayed delivery securities with respect to its Puerto Rico Securities Portion. In addition, the Fund, on behalf of a Portfolio, may borrow money in an amount up to 5% of such Portfolio’s total assets for temporary purposes and to meet redemptions.

8. Components of Distributable Earnings (Accumulated Losses)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities was as follows:

	International	Large Cap	Large Cap	Large Cap
	Portfolio I	Core Portfolio I	Growth Portfolio I	Value Portfolio I

Cost of Investments	$1,744,011	$3,336,669	$4,655,581	$3,485,060

Gross appreciation	$125,360	$1,099,996	$963,209	$1,334,877
Gross depreciation	(146,617)	(740,901)	(53,991)	(303,741)

Net appreciation (depreciation)	(21,257)	359,095	909,218	1,031,136

	Mid Cap	Small Cap Core
	Core Portfolio I	Portfolio I

Cost of Investments	$3,443,719	$2,407,117

Gross appreciation	$485,212	$136,540
Gross depreciation	(369,938)	(380,980)

Net appreciation (depreciation)	115,274	(244,440)

The Fund’s policy, as stated in the Prospectus, is to distribute substantially all net income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less the net income earned in a particular year.

The undistributed net income (loss) and components of total distributable (accumulated losses) at period-end September 30, 2023, and at the fiscal year ended March 31, 2023 were as follows:

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2023 to September 30, 2023 (Unaudited)

September 30, 2023:

	International	Large Cap	Large Cap	Large Cap
	Portfolio I	Core Portfolio I	Growth Portfolio I	Value Portfolio I

Undistributed net income (loss) at the end of the period	$47,854	$(656,071)	$(1,342,800)	$(75,366)
Accumulated net realized gain (loss) from investment and futures	(84,010)	7,098,696	9,957,895	5,445,462
Unrealized net appreciation (depreciation) from investment and futures	(42,165)	1,176,142	850,606	991,473

Total Distributable Earnings (Acummulated Loss)	$(78,321)	$7,618,767	$9,465,701	$6,361,569

	Mid Cap	Small Cap Core
	Core Portfolio I	Portfolio I

Undistributed net income (loss) at the end of the period	$(737,815)	$(539,102)
Accumulated net realized gain (loss) from investment and futures	7,437,670	4,789,891
Unrealized net appreciation (depreciation) from investment and futures	91,379	(262,325)

Total Distributable Earnings (Acummulated Loss)	$6,791,234	$3,988,464

March 31, 2023:

	International	Large Cap	Large Cap	Large Cap
	Portfolio I	Core Portfolio I	Growth Portfolio I	Value Portfolio I

Undistributed net investment gain (loss) at the end of the year	$36,903	$(626,819)	$(1,289,647)	$(82,312)
Accumulated net realized gain (loss) from investment and futures	(210,390)	6,756,675	9,458,614	5,082,397
Unrealized net appreciation (depreciation) from investment and futures	180,484	1,160,477	713,161	1,619,842

Total Distributable Earnings (Acummulated Loss)	$6,997	$7,290,333	$8,882,128	$6,619,927

	Mid Cap	Small Cap Core
	Core Portfolio I	Portfolio I

Undistributed net investment gain (loss) at the end of the year	$(714,902)	$(529,035)
Accumulated net realized gain (loss) from investment and futures	7,277,833	4,852,807
Unrealized net appreciation (depreciation) from investment and futures	(384)	(142,188)

Total Distributable Earnings (Acummulated Loss)	$6,562,547	$4,181,584

9. Risks and Uncertainties

The Fund and its Portfolios are exposed to various types of risks, such as portfolio manager oversight, conflict of interest, equity, geographic concentration, industry concentration, futures, fixed income securities, non-diversification, fund of funds and bankruptcy risks, among others. This list is qualified by reference to the more detailed information provided in the offering documentation for the securities issued by the Fund.

Investment and Market Risk. Each Portfolio’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including, among other things, (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Portfolios. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide. A pandemic or any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Portfolios. To the extent the Portfolios are overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Portfolio Risk. There is no assurance that the investment approaches used by the Investment Adviser or the Equity Portion Portfolio Managers selected by the Investment Adviser will be successful, and certain Portfolios may be more or less successful than others. The overall benefit of an investment in the Fund also may depend on the investor’s choices among the Portfolios.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2023 to September 30, 2023 (Unaudited)

Conflicts of Interest Risk. The Investment Adviser (and its affiliates) may have interests that compete with those of the Fund and the Portfolios, for example, because they may engage in transactions directly with the Fund, subject to applicable law. Those entities and the Equity Portion Portfolio Managers also may have interests in, or business relationships with, a company in which the Portfolio invests, and those interests may conflict with those of the Portfolio.

Equity Risk. Common stocks and other similar equity securities generally are more risky investments in a company and they fluctuate in value more than bonds. The Portfolios could lose all of their investment in a company’s stock.

Foreign Securities Risk. The International Portfolio I invests primarily in ADRs representing interests in securities of foreign issuers. While ADRs are not necessarily denominated in the currencies of the foreign securities that they represent, they are subject to many of the risks associated with foreign securities. Such risks can increase the chances that the applicable Portfolio will lose money. These risks include difficulties in pricing securities, defaults on foreign government securities, difficulties enforcing favorable legal judgments in foreign courts and political and social instability. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Puerto Rico Concentration Risk. Under normal conditions, the Portfolio will invest the Puerto Rico Securities Portion in cash equivalents. However, to the extent the Portfolios invests in other Puerto Rico securities, they will be more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than funds that invest to a lesser degree in Puerto Rico issuers. There presently are a limited number of participants in the market for certain securities of Puerto Rico issuers. As a result, changes in the market value of a single investment in the Puerto Rico Securities Portion of the Portfolios could cause significant fluctuations in the Portfolios’ NAV. In addition, the investments in the Puerto Rico Securities Portion had previously been concentrated in the stocks of Puerto Rico financial services companies. Because market risk may affect a single issuer, industry (such as Puerto Rico financial services companies), or sector of the economy, the Portfolios may experience greater price volatility than if they held more diversified investments.

In addition, certain Puerto Rico Securities may have periods of illiquidity. These factors may affect the Portfolio’s ability to acquire or dispose of such securities, as well as the price paid or received upon such acquisition or disposition. In addition, investment by the Portfolios in such securities is subject to their availability in the open market.

Futures. The Portfolios may invest a portion of their Equity Portion in futures contracts in the relevant stock index for each Portfolio. There are several risks accompanying the utilization of futures contracts. First, positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Portfolios plan to utilize futures contracts only if an active market for such contracts exists, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future and not to current levels or valuation, market circumstances may result in there being a discrepancy between the price of the future and the movement in the underlying instrument or index. The absence of a perfect price correlation between the futures contract and its underlying instrument or index could stem from investors choosing to close futures contracts by offsetting transactions rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

Derivatives Risk. The Portfolios may use financial instruments referred to as derivatives with respect to their respective Puerto Rico Securities Portion, which derive their value from another security, a commodity (such as gold or oil), or an index (a measure of value or rates). The Portfolios’ investments in derivatives may fall more rapidly than other investments. Derivatives, because of their increased volatility and potential leveraging effect, may adversely affect the Portfolios. For example, investments in derivatives linked to an equities or commodities index may subject a Portfolio to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2023 to September 30, 2023 (Unaudited)

Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss. If a Portfolio invests in derivative instruments, it could lose more than the principal amount invested. For example, investments in futures involve the risk of imperfect correlation between movements in the price of such futures and movements in the price of the underlying securities or interest rates.

Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value at-risk. To ensure compliance with this Rule, the Fund has adopted policies and procedures as a limited derivatives user. This Fund limits its derivative exposure to 10% of its net assets, therefore, will not be required to adopt a full derivative risk management program and would not be subject to the Rule 18f-4’s board oversight and reporting requirements. The Fund still must adopt policies and procedures reasonably designed to manage the Fund’s level of derivatives risk. Also, the Fund should be required to manage its derivatives risk, including, but not limited to, leverage risk, market risk, liquidity risk, counterparty risk, operational risk, legal risk, and any risks that the Adviser deems material. Such risk management includes daily monitoring of the Fund’s derivatives exposure.

Credit and Interest Rate Risks. Each Portfolio is authorized with respect to its Puerto Rico Securities Portion to invest in bonds and other income-producing securities, such as preferred stock. These securities are subject to credit risk and interest rate risk.

Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond’s value may decline if the market anticipates that the issuer has become less able, or less willing, to make payments on time. Even high-quality bonds are subject to some credit risk. However, credit risk is higher for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. The Portfolios may invest in preferred stock and subordinated debt of Puerto Rico issuers that may be unrated or rated below investment grade, provided that either (i) the issuer of such preferred stock or subordinated debt has senior unsecured debt rated investment grade by a nationally recognized statistical rating organization or (ii) if such issuer does not have senior unsecured debt rated investment grade, the Fund’s Investment Adviser or sub-advisers determine that such issuer’s senior unsecured debt is of comparable credit quality. The Portfolios also may invest in other debt securities rated below investment grade, or that the Fund’s Investment Adviser or sub-advisers determine to be below investment grade quality, provided that the amount invested in such debt securities may not exceed 5% of the Puerto Rico Securities Portion of each Portfolio’s total assets.

The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise and that the value of a Portfolio’s investments in bonds will fall as a result.

Illiquid Securities Risk. The Portfolios may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Portfolio may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. It is presently anticipated that illiquid investments may be made with respect to the Puerto Rico Securities Portion of the Portfolio.

Segregation of Portfolios. The Fund intends to segregate the assets of each Portfolio so that an investor has the exclusive right to the assets, income, and profits from the Portfolio(s) in which it invests, and only bear the expenses, deductions, and costs properly attributable or allocated to those Portfolio(s).

The Fund also intends that creditors of any Portfolio only will have recourse to the assets in that Portfolio. There can be no assurance, however, that efforts to affect this segregation of assets and liabilities will be successful, nor that a court, in the event of the Fund’s or a Portfolio’s bankruptcy, would regard the Portfolios as separate entities for purposes of determining the bankruptcy estate.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2023 to September 30, 2023 (Unaudited)

Equity Portion Portfolio Manager Oversight Risks. Because the Equity Portion Portfolio Manager, or other sub-adviser engaged directly by the Investment Adviser, makes trading decisions on behalf of the Portfolios independently, the Investment Adviser may not always have access to information concerning the securities positions of the Portfolios at a given point in time. Delays in receipt of such information may hinder the Investment Adviser’s oversight of the Equity Portion Portfolio Manager and/or sub-advisers.

Mid and Small Cap Company Risk. The Mid Cap Core Portfolio I and the Small Cap Core Portfolio I may invest to a significant degree in common stocks of mid and small cap companies, respectively. These companies present greater risks because they generally are more vulnerable to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

Russia-Ukraine Conflict Risk. The Russian Federation invaded Ukraine on February 24, 2022. Geopolitical tensions have risen significantly in response and the United States, the United Kingdom, European Union member states, and other countries have imposed economic sanctions on the Russian Federation, parts of Ukraine, as well as various designated parties. As further military conflicts and economic sanctions continue to evolve, it has become increasingly difficult to predict the impact of these events or how long they will last. Depending on direction and timing, the Russian Federation-Ukraine conflict may significantly exacerbate the normal risks associated with the Fund and its Portfolios, and result in adverse changes to, among other things: (i) general economic and market conditions; (ii) shipping and transportation costs and supply chain constraints; (iii) interest rates, currency exchange rates, and expenses associated with currency management transactions; (iv) demand for investments; (v) available credit in certain markets; (vi) import and export activity from certain markets; and (vii) laws, regulations, treaties, pacts, accords, and governmental policies. Economic and military sanctions related to the Russian Federation-Ukraine conflict, or other conflicts, have the potential to gravely impact markets, global supply and demand, import/export policies, and the availability of labor in certain markets. There is no guarantee that such sanctions and economic actions will abate or that more restrictive measures will not be put in place in the near term. Moreover, it is expected that the Russian Federation-Ukraine military conflict could spark further sanctions and/or military conflicts which will impact other regions. The foregoing could seriously impact the Fund’s operations, its ability to realize its investment objectives in a timely manner, and the performance of the Portfolios.

10. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not had prior claims or losses for indemnifications and expects the risk of loss to be remote.

11. Subsequent Events

Events and transactions from October 1, 2023, through November 29, 2023 (the date the semi-annuals were available to be distributed), have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date.

OTHER INFORMATION (Unaudited)

Unitholder Meeting

A meeting of unitholders (the “2023 Meeting”) was held on September 7, 2023. The voting results for the proposals considered at the 2023 Meeting are as follows:

1.

Election of Directors. The unitholders of the Fund elected Carlos Nido and Clotilde Pérez to the Board of Directors each to hold office until his or her removal, or until his or her resignation, or until December 31 of the year in which they shall have reached eighty-five (85) years of age, or until his or her death.

Name of Director	Votes cast “For”	Votes “Against/Withheld”
Carlos Nido	955,897	3,503
Clotilde Pérez	955,897	3,503

Disclosure of Fund Expenses

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder/unitholder of a mutual fund, you incur ongoing costs, which include costs for fund management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the one-half year period shown and held for the entire period (April 1, 2023, to September 30, 2023).

The table below illustrates the Fund’s costs in two ways.

●

Actual Fund return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the year. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

●

Hypothetical 5% return. This section is intended to help you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Funds’ actual return — the account values shown do not apply to your specific investment.

INTERNATIONAL PORTFOLIO I - CLASS A	Beginning Account Value 4/1/2023	Ending Account Value 9/30/2023	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$956	0.89%	$4.36
Hypothetical 5% Return	1,000	1,021	0.89%	$4.46

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

LARGE CAP CORE PORTFOLIO I - CLASS A	Beginning Account Value 4/1/2023	Ending Account Value 9/30/2023	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,052	0.88%	$4.53
Hypothetical 5% Return	1,000	1,021	0.88%	$4.41

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

LARGE CAP CORE PORTFOLIO I - CLASS L	Beginning Account Value 4/1/2023	Ending Account Value 9/30/2023	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,052	0.88%	$4.53
Hypothetical 5% Return	1,000	1,021	0.88%	$4.41

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

LARGE CAP GROWTH PORTFOLIO I - CLASS A	Beginning Account Value 4/1/2023	Ending Account Value 9/30/2023	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,080	0.88%	$4.59
Hypothetical 5% Return	1,000	1,021	0.88%	$4.41

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

LARGE CAP GROWTH PORTFOLIO I - CLASS L	Beginning Account Value 4/1/2023	Ending Account Value 9/30/2023	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,080	0.89%	$4.64
Hypothetical 5% Return	1,000	1,021	0.89%	$4.46

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

LARGE CAP VALUE PORTFOLIO I - CLASS A	Beginning Account Value 4/1/2023	Ending Account Value 9/30/2023	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$958	0.89%	$4.37
Hypothetical 5% Return	1,000	1,021	0.89%	$4.46

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

LARGE CAP VALUE PORTFOLIO I - CLASS L	Beginning Account Value 4/1/2023	Ending Account Value 9/30/2023	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$958	0.89%	$4.37
Hypothetical 5% Return	1,000	1,021	0.89%	$4.46

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

MID CAP CORE PORTFOLIO I - CLASS A	Beginning Account Value 4/1/2023	Ending Account Value 9/30/2023	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,041	0.88%	$4.50
Hypothetical 5% Return	1,000	1,021	0.88%	$4.41

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

MID CAP CORE PORTFOLIO I - CLASS L	Beginning Account Value 4/1/2023	Ending Account Value 9/30/2023	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,040	0.94%	$4.81
Hypothetical 5% Return	1,000	1,020	0.94%	$4.71

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

SMALL CAP CORE PORTFOLIO I - CLASS A	Beginning Account Value 4/1/2023	Ending Account Value 9/30/2023	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$935	0.89%	$4.32
Hypothetical 5% Return	1,000	1,021	0.89%	$4.46

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC’s website at http://www.sec.gov. Additionally, the quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

Statement Regarding Availability of Proxy Voting Policies and Procedures and Record

A description of the Fund’s policies and procedures that are used by the Investment Adviser to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 787-250-3600 and on the SEC’s website at http://www.sec.gov.

Statement Regarding Basis for Approval of Investment Advisory and Investment Sub-Advisory Agreements

The Board of Directors (the “Board”) of the Fund met on May 11, 2023 (the “Meeting”) to consider the approval of the Investment Advisory Agreement by and between the Fund and the Investment Adviser, as well as the Investment Sub-Advisory Agreements (collectively with the Investment Advisory Agreement, the “Advisory Agreements”) by and between UBS Asset Managers of Puerto Rico and each of Atalanta Sosnoff Capital, LLC, Cambiar Investors, LLC, The London Company of Virginia, LLC and Winslow Capital Management, LLC (the Sub-Advisers, taken together with the Investment Adviser, the “Investment Advisers”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Investment Advisers, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Fund and received and participated in reports and presentations provided by the Investment Advisers with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the Advisory Agreements. In evaluating the Advisory Agreements, including the specific fee structures and other terms, the Board was informed by multiple years of analysis and discussion amongst themselves and the Investment Advisers. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreements for the Fund were fair and reasonable and that the Investment Advisers’ fees were reasonable in light of the services provided to the Fund.

Nature, Extent and Quality of Services. In evaluating the Advisory Agreements, the Board considered, in relevant part, the nature, extent and quality of the Investment Advisers’ services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Investment Advisers provide to manage and operate the Fund, the increase of such services over time due to new or revised market, regulatory, or other developments, (e.g., liquidity management and cybersecurity programs), and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Investment Advisers provide portfolio management services for the Fund and additionally, the Board considered the wide range of administrative and/or “non-advisory” services the Investment Advisers provide to manage and operate the Fund (complimentary to those provided by other third parties). These services include, but are not limited to, administrative services (e.g., providing the employees and officers necessary for the Fund’s operations); operational expertise (e.g., providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (e.g., coordinating and evaluating the services of the Fund’s custodian, transfer agent and other intermediaries); Board support and administration (e.g., overseeing the organization of Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions); shareholder communications (e.g., overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration and compliance services (e.g., helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually, overseeing the preparation of the Fund’s registration statements and regulatory filings, overseeing the valuation of portfolio securities and daily pricing, helping to ensure the Fund complies with its portfolio limitations and restrictions, voting proxies on behalf of the Fund, monitoring the liquidity of the portfolios, providing compliance training for personnel, and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

In addition to the services provided by the Investment Advisers, the Independent Directors also considered the risks borne by the Investment Advisers in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational, and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Agreements were satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Investment Advisers, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report prepared by Broadridge which generally provided the Fund’s performance data for the one, three, five, and ten-year periods ended December 31, 2022 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (the “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreements supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) and/or representatives of the Investment Advisers to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate, and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or voluntary fee waivers, if any) paid by the Fund to the Investment Adviser in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the “Broadridge Expense Group”). The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating investment advisory and sub-advisory fee rates (together the “management fee rates”), the Board considered the Investment Advisers’ rationale for proposing the management fee rates of the Fund which included its evaluation of, among other things, the value of the potential services being provided (e.g., the expertise of the Investment Advisers with the proposed strategy), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Investment Advisers (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or voluntary fee waivers, if applicable, proposed by the Investment Advisers to keep expenses at or below certain levels and reviewed the amounts the Investment Advisers had voluntary waived or reimbursed over the last fiscal years; if applicable; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered the Fund’s net management fee and net total expense ratio in light of its performance history.

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Investment Adviser’s financial condition. The Independent Directors reviewed the consolidated financial statements of the Investment Adviser for the year ended December 31, 2022. The Independent Directors also considered the overall financial condition of the Investment Advisers and the Investment Advisers’ representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Investment Adviser derived from its relationship with the Fund for the most recent fiscal year end available on the date of the meeting on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Investment Adviser’s revenues, expenses, and net income (pre-tax and after-tax), and the net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by the Investment Adviser including and excluding distribution expenses incurred by the Investment Adviser from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Investment Adviser and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a fund-by-fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, voluntary fee waivers and/or expense limitations, pricing of the Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Investment Adviser’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Investment Adviser. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Investment Adviser’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Investment Advisers may receive as a result of their relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Investment Advisers may receive as a result of their association with the Fund. The Independent Directors took these indirect benefits into account when assessing the level of management fee rates paid to the Investment Advisers and concluded that the indirect benefits received were reasonable.

LIQUIDITY RISK MANAGEMENT PROGRAM

The SEC has adopted Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that the Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of Fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interest in the Fund.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account as relevant to the Fund’s liquidity risk: 1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; and 2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid”, “Moderately Liquid”, “Less Liquid”, and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board of Directors (“BOD”) and the SEC (on a non-public basis) as required by the Program and Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and consequently the Program, also require reporting to the BOD and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on November 28, 2023, the Committee presented a report to the BOD that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from July 1, 2023, through September 30, 2023, and stated the following:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;

●	The Fund’s investment strategy remained appropriate for an open-end Fund;

●	The Fund was able to meet requests for redemption without significant dilution of remaining investor’s interests in the Fund;

●	The Fund did not breach the 15% limit on Illiquid Investments; and

●	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley, Austin, Brown & Wood, LLP

787 Seventh Avenue

New York, New York 10019

PUERTO RICO LEGAL COUNSEL

DLA Piper, LLC

500 Calle de la Tanca, Ochoa Building Suite 401

San Juan, Puerto Rico 00901-1969

INDEPENDENT AUDITORS

Ernst & Young LLP

One Manhattan West,

New York, NY 10001

DIRECTORS AND OFFICERS

Carlos V. Ubiñas

Director, Chairman of the Board and President

Agustín Cabrer-Roig

Director

Carlos Nido

Director

Vicente J. León

Director

Luis M. Pellot-González

Director

Clotilde Pérez

Director

José J. Villamil

Director

José Arias1

Senior Executive Vice President

Leslie Highley, Jr.

Senior Vice President

William Rivera

First Vice President and Treasurer

Javier Rodríguez

Assistant Vice President and Assistant Treasurer

Heydi Cuadrado

Assistant Vice President

Gustavo Romanach

Assistant Vice President

Liana Loyola, Esq.

Secretary

Remember that:

•	Mutual Fund’s units are not bank deposits or FDIC insured.
•	Mutual Fund’s units are not obligations of or guaranteed by UBS Financial Services Incorporated of Puerto Rico or any of its affiliates.
•	Mutual Fund’s units are subject to investment risks, including possible loss of the principal amount invested.

1Mr. Arias retired from his position as Senior Executive Vice President effective on September 30, 2023.

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Multi-Select Securities Fund For Puerto Rico Residents, Inc.

(b)        Not applicable.

Item 2.  Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3.  Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)        Schedule of Investments is included as a part of the report to unitholders included under Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which unitholders may recommend nominees to the Multi-Select Securities Fund’s (the “Fund’ or the “Registrant”) Board of Trustees during the period covered by this Form N-CSR filing.

Item 11.  Controls and Procedures.

(a)        The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)        There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.  Exhibits.

(a) (1)	Not applicable.

(a) (2)	The certifications required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a) (3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MULTI-SELECT SECURITIES FUND FOR PUERTO RICO RESIDENTS

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	December 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	December 7, 2023

By:	/s/ William Rivera
William Rivera
First Vice President and Treasurer

Date:	December 7, 2023